                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                   CenterPoint Energy                        Utility Holdings  Other Adjustments &
                                                      Consolidated      Parent Company         Consolidated       Eliminations
                                                   ------------------  ----------------      ----------------  -------------------
Balance Sheet

Cash (10440000)                                         42,684,915                    -           46,921,983         (4,237,068)
Temporary Investments (10430200)                       121,959,702                    -          121,959,702                  -
Special Deposits (10430300)                              4,989,809                    -            4,989,809                  -
Customers Accounts Receivable (10420110)               650,401,691                    -          649,546,755            854,936
Allowance for Doubtful Accts (10420115)                (30,037,733)                   -          (30,037,733)                 -
Unbilled Receivables (10420116)                        576,251,596                    -          576,251,596                  -
Interest Receivables (10420126)                            270,000                    -              270,000                  -
Other Receivables, net (10420118)                      120,953,745            2,141,973          116,078,591          2,733,181
Accounts Receivable from Subs (10420210)                         0           27,831,354           21,217,650        (49,049,004)
Interest Receivable from Subs (10420215)                         -            2,023,292           12,277,397        (14,300,689)
Short Term Notes Rec (10330610)                            127,742                    -              127,742                  -
ST Notes Receivable from Subs (10330210)                         0          125,680,000          126,790,331       (252,470,330)
Short Term Risk Mgt Asset (10420406)                     4,211,042                    -            4,211,042                  -
ST Non-trading derivative(10420400)                     50,219,326                    -           50,219,326                  -
ST Inv in Time Warner CS (10420408)                    420,881,623                    -          420,881,623                  -
Materials and Supplies (10410100)                       77,902,467                    -           77,902,467                  -
Fuel Stock (10410200)                                    3,909,974                    -            3,909,974                  -
Petroleum Products (10410300)                              139,761                    -              139,761                  -
Gas Stored Underground (10410400)                      170,181,850                    -          170,181,850                  -
Broker's Margin Asset (10420419)                         7,503,189                    -            7,503,189                  -
Total Prepaid Expenses                                  21,275,904                    -           21,275,904                  -
Total Other Current Assets                              78,929,606                    -           78,929,606                  -
Cur Assets From Disco Ops(10450000)                    513,767,946                    -          513,767,946                  -
                                                   ---------------      ---------------      ---------------    ---------------
Current Assets                                       2,836,524,155          157,676,619        2,995,316,511       (316,468,974)
                                                   ---------------      ---------------      ---------------    ---------------

Electric and gas plant (10320100)                   10,714,103,839            5,877,263       10,708,226,576                  -
Other Property (10320300)                               50,240,381                    -           50,240,381                  -
Construction Work in Progress (10320400)               199,224,830                    -          199,224,830                  -
                                                   ---------------      ---------------      ---------------    ---------------
Property, Plant and Equipment, Gross                10,963,569,051            5,877,263       10,957,691,787                  -
Accumulated Depreciation (10320900)                 (2,777,175,843)            (310,594)      (2,776,865,249)                 -
                                                   ---------------      ---------------      ---------------    ---------------
Property, Plant and Equipment, Net                   8,186,393,208            5,566,670        8,180,826,538                  -
                                                   ---------------      ---------------      ---------------    ---------------

Goodwill (10310220)                                  1,740,509,927                    -        1,740,509,927                  -
Intangibles (10310215)                                  58,068,354                    -           58,068,354                  -
Investments in Subsidiaries (10330100)                          (0)       6,031,695,769            8,540,292     (6,040,236,061)
LT Notes Receivable from Subs (10330220)                        (0)         150,850,000          834,375,000       (985,225,000)
Investments                                              9,628,946                    -            9,628,946                  -
Equity Investments                                      13,462,365                    -           13,462,365                  -
LT_Notes_Rec (10330620)                                 60,795,221                    -            1,789,656         59,005,565
Unamort loss-reacquired debt (10640000)                188,453,365           60,495,220          127,958,144                  -
Regulated tax asset (10650000)                           4,628,726            4,628,726                    -                  -
Gas_purchased_in_advance (10655000)                         (3,591)                   -               (3,591)                 -
LT Non-trading derivative (10332000)                    17,681,825                    -           17,681,825                  -
Regulated asset (10662500)                           3,349,943,876                    -        3,349,943,876                  -
LT_DTA_federal (10670000)                                       (1)                   -                   (1)                 -
Restricted Cash (10330319)                               3,011,681                    -            3,011,681                  -
Intercompany LT Receivable (10625000)                           (0)         170,438,165           83,285,190       (253,723,356)
Total Other Deferred Debits                            641,701,482          610,235,810           22,925,380          8,540,292
Net LTA from Disco Ops (10681000)                    1,051,157,625                    -        1,051,157,625                  -
                                                   ---------------      ---------------      ---------------    ---------------
Total Other Assets                                   7,139,039,799        7,028,343,691        7,322,334,668     (7,211,638,560)
                                                   ---------------      ---------------      ---------------    ---------------
Total Assets                                        18,161,957,162        7,191,586,979       18,498,477,717     (7,528,107,534)
                                                   ===============      ===============      ===============    ===============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                   CenterPoint Energy                        Utility Holdings  Other Adjustments &
                                                      Consolidated      Parent Company         Consolidated        Eliminations
                                                   ------------------  ----------------      ---------------   -------------------
ST-Indexed debt obligation (20420104)                  107,065,238          107,065,238                    -                  -
Intercompany notes payable ST (20460200)                        (0)         126,790,263          125,680,000       (252,470,263)
Cur portion LT Debt (20410210)                       1,728,922,881                    -        1,728,922,881                  -
Trade accounts payable (20440100)                       70,892,297            1,411,092           69,193,929            287,277
Other Payable, net                                      65,999,392            3,855,868           62,946,405           (802,881)
Gas Payables (20440300)                                727,584,039                    -          727,584,039                  -
Intercompany accounts payable (20460100)                         0           20,948,536           28,097,573        (49,046,108)
Intercompany interest payable (20460150)                 3,546,829           15,824,226            2,023,292        (14,300,689)
Cur state income tax payable (20480115)                 15,296,874               23,667           15,273,207                  -
Cur foreign income tax payable (20480116)                      463                    -                  463                  -
Cur other tax payable (20480117)                       173,790,561               63,375          173,727,186                  -
Current FIT payable (20480110)                         419,936,913          162,595,613          257,341,300                  -
Deferred FIT payable (20480120)                        245,349,115          634,471,208         (359,719,930)       (29,402,163)
Def state inc tax payable (20480125)                    15,608,169           13,544,910            2,063,259                  -
Interest accrued (20480210)                            151,364,985           25,660,100          125,704,885                  -
ST Risk Mgmt Liability (20480230)                        4,641,416                    -            4,641,416                  -
ST Non-trading derivative (20480240)                    26,323,220                    -           26,323,220                  -
ZENS Options (20480250)                                341,575,405          341,575,405                    -                  -
Customer deposits (20510000)                            63,191,530                    -           63,191,530                  -
Dividends accrued (20480220)                               396,307              396,307                    -                  -
Brokers margin liability (20480360)                      1,230,715                    -            1,230,715                  -
Regulatory Liability, Current (20480370)               225,158,635                    -          224,731,635            427,000
Current Deferred Revenue (20480260)                        861,901                    -              861,901                  -
Other current liabilities, net                         349,489,585           14,774,820          335,141,765           (427,000)
Net CL from Disco Ops (20470000)                       448,973,549                    -          448,973,549                  -
                                                   ---------------      ---------------      ---------------    ---------------
Current Liabilities                                  5,187,200,020        1,469,000,628        4,063,934,219       (345,734,827)
                                                   ---------------      ---------------      ---------------    ---------------

LT debentures (20410220)                             7,080,439,493        2,865,282,299        4,215,157,193                  -
Cap lease LT portion (20410235)                          3,798,485                    -            3,798,485                  -
IC notes payable -- LT (20460300)                      108,778,000          853,093,000          156,534,999       (900,849,999)
                                                   ---------------      ---------------      ---------------    ---------------
Debt                                                 7,193,015,978        3,718,375,299        4,375,490,678       (900,849,999)
                                                   ---------------      ---------------      ---------------    ---------------

LT deferred FIT liability (20520000)                 2,220,766,291          432,917,706        1,771,219,421         16,629,163
LT deferred state inc tax liab (20530000)              194,376,708                    -          194,376,708                  -
Inv_tax_credit (20550000)                               53,690,425                    -           53,690,425                  -
LTL Non-trading derivative (20575000)                    6,412,438                    -            6,412,438                  -
Benefit Obligations                                    440,110,221           54,259,862          385,850,358                  -
Regulatory Liability (20594250)                      1,081,369,939                    -        1,081,369,939                  -
Intercompany LT Payable (20599500)                               0          313,996,043          (34,898,455)      (279,097,588)
Deferred Credits                                       258,948,244           97,535,650          138,524,926         22,887,668
Net LTL From Disco Ops (20560000)                      420,393,005                    -          420,393,005                  -
                                                   ---------------      ---------------      ---------------    ---------------
Long-term Liabilities                                4,676,067,270          898,709,262        4,016,938,765       (239,580,757)
                                                   ---------------      ---------------      ---------------    ---------------

Minority Interest                                          172,085                    -              172,085                  -
                                                   ---------------      ---------------      ---------------    ---------------

Capital Stock                                            3,080,452            3,080,452                1,000             (1,000)
Additional Paid-in Capital (20120000)                2,891,334,556        2,891,334,556        5,815,496,291     (5,815,496,291)
FAS133_EFF_OCI (20165000)                              (51,749,881)         (55,323,454)           1,948,573          1,625,000
Currency Translation Adjustment -- Plug                          2                    -                    2                  -
Benefits Minimum Liab. Adj. (20185000)                  (9,592,224)          (6,019,000)          (3,573,224)                 -
Retained Earnings/Loss (71000000)                   (1,727,571,094)      (1,727,570,765)         228,069,331       (228,069,660)
                                                   ---------------      ---------------      ---------------    ---------------
Stockholders' Equity                                 1,105,501,811        1,105,501,789        6,041,941,972     (6,041,941,951)
                                                   ---------------      ---------------      ---------------    ---------------
Total Liabilities and Stockholders' Equity          18,161,957,164        7,191,586,979       18,498,477,719     (7,528,107,534)
                                                   ===============      ===============      ===============    ===============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                             CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                   CenterPoint Energy                        Utility Holdings  Other Adjustments &
                                                      Consolidated      Parent Company         Consolidated        Eliminations
                                                   ------------------  ----------------      ---------------   -------------------
Income Statement

External Electric Revenues (30110100)                1,333,177,650                    -        1,333,177,650                  -
External Trading Revenues (30110201)                    11,287,954                    -           11,287,954                  -
External Gas Distribution Rev (30110202)             6,535,656,444                    -        6,515,873,730         19,782,714
Ext. Gas Transportation Rev (30110203)                 200,115,412                    -          200,115,412                  -
Consumer Services Revenue (30110205)                   111,152,952                    -          111,152,952                  -
External Other Revenues (30110206)                     319,037,627                    -          316,514,714          2,522,913
Intercompany Gas Revenues (30120202)                            (0)                   -                   (0)                 -
Intercompany Other Revenues (30120203)                          (0)                   -                   (0)                 -
                                                   ---------------      ---------------      ---------------    ---------------
Total Revenues                                       8,510,428,038                    -        8,488,122,411         22,305,627
                                                   ---------------      ---------------      ---------------    ---------------

Natural Gas and Fuel (30510000)                      5,524,450,993                    -        5,502,145,366         22,305,627
Operating & Administrative Expenses                  1,276,892,558           21,042,024        1,255,850,533                  -
Taxes Other Than Income (30620200)                     355,647,739              186,328          355,461,411                  -
Depreciation of Assets (30710100)                      415,281,958              310,594          414,971,365                  -
Amortization of Assets                                  74,359,731                    -           74,359,731                  -
                                                   ---------------      ---------------      ---------------    ---------------
Operating Expenses                                   7,646,632,978           21,538,946        7,602,788,406         22,305,627
                                                   ---------------      ---------------      ---------------    ---------------
Operating Income(Loss)                                 863,795,060          (21,538,946)         885,334,006                  -
                                                   ---------------      ---------------      ---------------    ---------------

Revenue from Inv in Subs (40110200)                             (0)         707,047,397            1,526,887       (708,574,284)
Other Nonoperating Income                                5,252,419             (273,070)           3,998,602          1,526,887
Return on true-up balance                              226,324,000                    -          226,324,000                  -
Equity Income (30840000)                                 2,098,650                    -            2,098,650                  -
Gns (Losses) from Investments (40130100)                  (169,208)                   -             (169,208)                 -
G/L on Indexed Debt Sec (40130200)                     (20,232,485)         (20,232,485)                   -                  -
G/L on Invest. in Time Warner (40130300)                31,592,408                    -           31,592,408                  -
Dividend Income (40135100)                                       4                    -                    4                  -
Interest Revenues (40140100)                            12,595,018              237,095           12,294,856             63,067
Oth Int and Rel Rev -- Subs (40140200)                           0           21,603,707           42,468,783        (64,072,489)
                                                   ---------------      ---------------      ---------------    ---------------
Total Non-operating Income                             257,460,808          708,382,644          320,134,983       (771,056,819)
                                                   ---------------      ---------------      ---------------    ---------------
Income before Interest & Taxes                       1,121,255,868          686,843,698        1,205,468,989       (771,056,819)
                                                   ---------------      ---------------      ---------------    ---------------

Interest Exp -- LT Debt (40170100)                     610,948,332          231,223,772          379,724,560                  -
Other Interest (40170150)                               65,619,411           26,862,516           38,682,908             73,987
Interest_Exp_Subs (40170200)                            37,402,761           79,589,672           21,896,498        (64,083,409)
AFUDC -- Borrowed (40170300)                            (4,102,769)                   -           (4,102,769)                 -
Amortization of Debt (40170500)                         67,432,023           45,406,396           22,025,628                  -
                                                   ---------------      ---------------      ---------------    ---------------
Interest and Related Expenses                          777,299,758          383,082,356          458,226,825        (64,009,422)
                                                   ---------------      ---------------      ---------------    ---------------
Income before Taxes                                    343,956,110          303,761,342          747,242,164       (707,047,397)
                                                   ---------------      ---------------      ---------------    ---------------

Current Fed Income Taxes (60110000)                   (130,328,583)        (289,991,568)         159,662,985                  -
Current State Income Taxes (60111000)                   11,227,110                    -           11,227,110                  -
Current Foreign Income Taxes (60120000)                       (524)                   -                 (524)                 -
Deferred Federal Income Taxes (60130000)               271,414,939          155,404,921          116,010,018                  -
Deferred State Income Taxes (60131000)                  (6,500,474)                   -           (6,500,474)                 -
Investment Tax Credit (60133000)                        (7,506,816)                   -           (7,506,816)                 -
                                                   ---------------      ---------------      ---------------    ---------------
Taxes                                                  138,305,652         (134,586,647)         272,892,300                  -
                                                   ---------------      ---------------      ---------------    ---------------

Min_Int_Income (60138000)                                   64,980                    -               64,980                  -
                                                   ---------------      ---------------      ---------------    ---------------
Income before Extraordinary Items                      205,715,437          438,347,990          474,414,844       (707,047,397)
                                                   ---------------      ---------------      ---------------    ---------------

Income/Loss from Disco Ops (60140100)                  294,027,166                    -          232,633,166         61,394,000
                                                   ---------------      ---------------      ---------------    ---------------

Minority interest on income from Texas Genco           (61,394,000)                   -                    -        (61,394,000)
Loss on disposal of Texas Genco, net of tax           (365,716,465)        (365,716,000)        (365,716,465)       365,716,000
                                                   ---------------      ---------------      ---------------    ---------------
Gain/Loss on Disposal, Net                            (427,110,465)        (365,716,000)        (365,716,465)       304,322,000
                                                   ---------------      ---------------      ---------------    ---------------
Total Discontinued Operations                         (133,083,299)        (365,716,000)        (133,083,299)       365,716,000
                                                   ---------------      ---------------      ---------------    ---------------

Extraordinary Loss, net of tax                         977,336,477          977,336,000          977,336,477       (977,336,000)
                                                   ---------------      ---------------      ---------------    ---------------
Annual Net Income (Loss)                              (904,704,339)        (904,704,010)        (636,004,932)       636,004,603
                                                   ===============      ===============      ===============    ===============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                Parent Company                         CNP Avco Holdings,
                                                 Consolidated       Parent Company           LLC              Eliminations
                                                --------------      --------------     ------------------   ---------------
Balance Sheet

Cash (10440000)                                              -                   -                   -                   -
Other Receivables, net (10420118)                    2,141,973           2,141,973                   -                   -
Accounts Receivable from Subs (10420210)            27,831,354          27,959,570                   -            (128,216)
Interest Receivable from Subs (10420215)             2,023,292           2,023,292                   -                   -
ST Notes Receivable from Subs (10330210)           125,680,000         130,447,000                   -          (4,767,000)
                                                --------------      --------------      --------------      --------------
Current Assets                                     157,676,619         162,571,835                   -          (4,895,216)
                                                --------------      --------------      --------------      --------------

Electric and gas plant (10320100)                    5,877,263                   -           5,877,263                   -
                                                --------------      --------------      --------------      --------------
Property, Plant and Equipment, Gross                 5,877,263                   -           5,877,263                   -
Accumulated Depreciation (10320900)                   (310,594)                  -            (310,594)                  -
                                                --------------      --------------      --------------      --------------
Property, Plant and Equipment, Net                   5,566,670                   -           5,566,670                   -
                                                --------------      --------------      --------------      --------------

Investments in Subsidiaries (10330100)           6,031,695,769       6,031,378,507                   -             317,262
LT Notes Receivable from Subs (10330220)           150,850,000         150,850,000                   -                   -
Unamort loss-reacquired debt (10640000)             60,495,220          60,495,220                   -                   -
Regulated tax asset (10650000)                       4,628,726           4,628,726                   -                   -
Intercompany LT Receivable (10625000)              170,438,165         170,438,165                   -                   -
Total Other Deferred Debits                        610,235,810         610,235,810                   -                   -
                                                --------------      --------------      --------------      --------------
Total Other Assets                               7,028,343,691       7,028,026,429                   -             317,262
                                                --------------      --------------      --------------      --------------
Total Assets                                     7,191,586,979       7,190,598,264           5,566,670          (4,577,954)
                                                ==============      ==============      ==============      ==============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                Parent Company                         CNP Avco Holdings,
                                                 Consolidated       Parent Company           LLC              Eliminations
                                                --------------      --------------     ------------------   ---------------
ST-Indexed debt obligation (20420104)              107,065,238         107,065,238                   -                   -
Intercompany notes payable ST (20460200)           126,790,263         125,680,000           5,877,263          (4,767,000)
Trade accounts payable (20440100)                    1,411,092           1,411,092                   -                   -
Other Payable, net                                   3,855,868           3,855,868                   -                   -
Intercompany accounts payable (20460100)            20,948,536          21,076,752                   -            (128,216)
Intercompany interest payable (20460150)            15,824,226          15,824,226                   -                   -
Cur state income tax payable (20480115)                 23,667              23,667                   -                   -
Cur other tax payable (20480117)                        63,375              63,375                   -                   -
Current FIT payable (20480110)                     162,595,613         162,704,322            (108,709)                  -
Deferred FIT payable (20480120)                    634,471,208         634,471,208                   -                   -
Def state inc tax payable (20480125)                13,544,910          13,544,910                   -                   -
Interest accrued (20480210)                         25,660,100          25,660,100                   -                   -
ZENS Options (20480250)                            341,575,405         341,575,405                   -                   -
Dividends accrued (20480220)                           396,307             396,307                   -                   -
Other current liabilities, net                      14,774,820          14,774,820                   -                   -
                                                --------------      --------------      --------------      --------------
Current Liabilities                              1,469,000,628       1,468,127,290           5,768,554          (4,895,216)

LT debentures (20410220)                         2,865,282,299       2,865,282,299                   -                   -
IC notes payable -- LT (20460300)                  853,093,000         853,093,000                   -                   -
                                                --------------      --------------      --------------      --------------
Debt                                             3,718,375,299       3,718,375,299                   -                   -

LT deferred FIT liability (20520000)               432,917,706         432,917,706                   -                   -
Benefit Obligations                                 54,259,862          54,259,862                   -                   -
Intercompany LT Payable (20599500)                 313,996,043         313,996,043                   -                   -
Deferred Credits                                    97,535,650          97,535,650                   -                   -
                                                --------------      --------------      --------------      --------------
Long-term Liabilities                              898,709,262         898,709,262                   -                   -

Capital Stock                                        3,080,452           3,080,452                   -                   -
Additional Paid-in Capital (20120000)            2,891,334,556       2,892,025,089                   -            (690,533)
FAS133_EFF_OCI (20165000)                          (55,323,454)        (55,323,454)                  -                   -
Benefits Minimum Liab. Adj. (20185000)              (6,019,000)         (6,019,000)                  -                   -
Retained Earnings/Loss (71000000)               (1,727,570,765)     (1,728,376,675)           (201,885)          1,007,795
                                                --------------      --------------      --------------      --------------
Stockholders' Equity                             1,105,501,789       1,105,386,412            (201,885)            317,262
                                                --------------      --------------      --------------      --------------
Total Liabilities and Stockholders' Equity       7,191,586,979       7,190,598,264           5,566,670          (4,577,954)
                                                ==============      ==============      ==============      ==============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                Parent Company                         CNP Avco Holdings,
                                                 Consolidated       Parent Company           LLC              Eliminations
                                                --------------      --------------     ------------------   ---------------
Income Statement

Operating & Administrative Expenses                 21,042,024          21,042,024                   -                   -
Taxes Other Than Income (30620200)                     186,328             186,328                   -                   -
Depreciation of Assets (30710100)                      310,594                   -             310,594                   -
                                                --------------      --------------      --------------      --------------
Operating Expenses                                  21,538,946          21,228,352             310,594                   -
                                                --------------      --------------      --------------      --------------
Operating Income(Loss)                             (21,538,946)        (21,228,352)           (310,594)                  -

Revenue from Inv in Subs (40110200)                707,047,397         706,641,674                   -             405,723
Other Nonoperating Income                             (273,070)           (273,070)                  -                   -
G/L on Indexed Debt Sec (40130200)                 (20,232,485)        (20,232,485)                  -                   -
Interest Revenues (40140100)                           237,095             237,095                   -                   -
Oth Int and Rel Rev -- Subs (40140200)              21,603,707          22,626,393                   -          (1,022,686)
                                                --------------      --------------      --------------      --------------
Total Non-operating Income                         708,382,644         708,999,607                   -            (616,963)
                                                --------------      --------------      --------------      --------------
Income before Interest & Taxes                     686,843,698         687,771,255            (310,594)           (616,963)

Interest Exp -- LT Debt (40170100)                 231,223,772         231,223,772                   -                   -
Other Interest (40170150)                           26,862,516          26,862,516                   -                   -
Interest_Exp_Subs (40170200)                        79,589,672          80,612,358                   -          (1,022,686)
Amortization of Debt (40170500)                     45,406,396          45,406,396                   -                   -
                                                --------------      --------------      --------------      --------------
Interest and Related Expenses                      383,082,356         384,105,042                   -          (1,022,686)
                                                --------------      --------------      --------------      --------------
Income before Taxes                                303,761,342         303,666,213            (310,594)            405,723

Current Fed Income Taxes (60110000)               (289,991,568)       (289,882,859)           (108,709)                  -
Deferred Federal Income Taxes (60130000)           155,404,921         155,404,921                   -                   -
                                                --------------      --------------      --------------      --------------
Taxes                                             (134,586,647)       (134,477,938)           (108,709)                  -
                                                --------------      --------------      --------------      --------------
Income before Extraordinary Items                  438,347,990         438,144,151            (201,885)            405,723

Loss on Disposal of Texas Genco, net of tax       (365,716,000)       (365,716,000)                  -                   -
                                                --------------      --------------      --------------      --------------
Extraordinary Loss, net of tax                     977,336,000         977,336,000                   -                   -
                                                --------------      --------------      --------------      --------------
Annual Net Income (Loss)                          (904,704,010)       (904,907,849)           (201,885)            405,723
                                                ==============      ==============      ==============      ==============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                                          Consolidated    Consolidated                  CenterPoint
                                             Utility         Utility       CenterPoint     CenterPoint   Consolidated      Energy
                                             Holdings        Holding,    Energy Houston      Energy      Texas Genco    Service Co.,
                                           Consolidated        LLC          Electric     Resources Corp. Holdings, Inc.     LLC
                                          --------------- -------------- --------------- --------------- -------------- ------------
Balance Sheet

Cash (10440000)                               46,921,983         24,484      24,928,260      18,506,266              -    1,116,572
Temporary Investments (10430200)             121,959,702              -               -     121,959,702              -            -
Special Deposits (10430300)                    4,989,809              -       3,474,218       1,515,591              -            -
Customers Accounts Receivable (10420110)     649,546,755              -      64,642,621     584,570,708              -      333,426
Allowance for Doubtful Accts (10420115)      (30,037,733)             -      (2,104,852)    (27,932,882)             -            -
Unbilled Receivables (10420116)              576,251,596              -      74,088,770     502,162,826              -            -
Interest Receivables (10420126)                  270,000              -         270,000               -              -            -
Current Taxes Receivable (10420127)                    -              -      62,077,594     155,155,774              -            -
Other Receivables, net (10420118)            116,078,591              -      61,644,264      55,942,638              -    4,381,007
Accounts Receivable from Subs (10420210)      21,217,650              -     (25,416,304)    (29,848,677)             -   51,969,752
Interest Receivable from Subs (10420215)      12,277,397     14,300,689      10,254,105               -              -            -
Short Term Notes Rec (10330610)                  127,742              -               -         127,742              -            -
ST Notes Receivable from Subs (10330210)     126,790,331              -      72,818,000      41,836,000              -    5,877,263
Short Term Risk Mgt Asset (10420406)           4,211,042              -               -       4,211,042              -            -
ST Non-trading derivative(10420400)           50,219,326              -               -      50,219,326              -            -
ST Inv in Time Warner CS (10420408)          420,881,623              -               -               -              -            -
Materials and Supplies (10410100)             77,902,467              -      52,885,886      25,016,581              -            -
Fuel Stock (10410200)                          3,909,974              -               -       3,909,974              -            -
Petroleum Products (10410300)                    139,761              -               -         139,761              -            -
Gas Stored Underground (10410400)            170,181,850              -               -     170,181,850              -            -
Current Deferred Tax Assets                            -              -      78,656,065      12,256,231              -            -
Broker's Margin Asset (10420419)               7,503,189              -               -       7,503,189              -            -
Total Prepaid Expenses                        21,275,904           (375)      8,727,070       8,308,237              -    4,310,449
Total Other Current Assets                    78,929,606              -               -      78,929,606              -            -
Cur Assets From Disco Ops (10450000)         513,767,946              -               -               -    124,024,793            -
                                          --------------  -------------  --------------   -------------  -------------  -----------
Current Assets                             2,995,316,511     14,324,798     486,945,696   1,784,671,485    124,024,793   67,988,471
                                          --------------  -------------  --------------   -------------  -------------  -----------

Electric and gas plant (10320100)         10,708,226,576              -   6,141,987,419   4,162,150,125              -  160,652,525
Other Property (10320300)                     50,240,381              -      17,009,977      33,230,404              -            -
Construction Work in Progress (10320400)     199,224,830              -      86,304,058     100,680,710              -    3,856,989
                                          --------------  -------------  --------------   -------------  -------------  -----------
Property, Plant and Equipment, Gross      10,957,691,787              -   6,245,301,455   4,296,061,239              -  164,509,514
Accumulated Depreciation (10320900)       (2,776,865,249)             -  (2,203,845,503)   (461,978,510)             -  (56,267,209)
                                          --------------  -------------  --------------   -------------  -------------  -----------
Property, Plant and Equipment, Net         8,180,826,538              -   4,041,455,952   3,834,082,729              -  108,242,305
                                          --------------  -------------  --------------   -------------  -------------  -----------

Goodwill (10310220)                        1,740,509,927              -               -   1,740,509,927              -            -
Intangibles (10310215)                        58,068,354              -      38,349,184      19,719,169              -            -
Investments in Subsidiaries (10330100)         8,540,292  6,171,902,050               -       5,336,000              -            -
LT Notes Receivable from Subs (10330220)     834,375,000       (286,875)    750,000,000        (574,636)             -      861,626
Investments                                    9,628,946              -               -       9,628,946              -            -
Equity Investments                            13,462,365              -               -      13,462,365              -            -
LT_Notes_Rec (10330620)                        1,789,656              -         290,061       1,499,595              -            -
Unamort loss-reacquired debt (10640000)      127,958,144              -      62,664,913      65,293,232              -            -
Gas_purchased_in_advance (10655000)               (3,591)             -               -          (3,591)             -            -
LT Non-trading derivative (10332000)          17,681,825              -               -      17,681,825              -            -
Regulated asset (10662500)                 3,349,943,876              -   3,328,865,499      21,078,377              -            -
LT_DTA_federal (10670000)                             (1)             -               -               -              -            -
Restricted Cash (10330319)                     3,011,681              -       3,011,681               -              -            -
Intercompany LT Receivable (10625000)         83,285,190    399,795,778      64,512,863      18,771,934              -    3,577,458
Total Other Deferred Debits                   22,925,380              -       6,657,104       1,793,630              0   36,228,526
Net LTA from Disco Ops (10681000)          1,051,157,625    106,841,717               -               -    944,315,908            -
                                          --------------  -------------  --------------   -------------  -------------  -----------
Total Other Assets                         7,322,334,668  6,678,252,671   4,254,351,304   1,914,196,772    944,315,908   40,667,610
                                          --------------  -------------  --------------   -------------  -------------  -----------
Total Assets                              18,498,477,717  6,692,577,468   8,782,752,953   7,532,950,986  1,068,340,701  216,898,386
                                          ==============  =============  ==============   =============  =============  ===========


                                                         CenterPoint
                                           CenterPoint      Energy      CenterPoint      CenterPoint   Utility Rail
                                              Energy    International,     Energy          Energy       Services,
                                            Funding Co.       Inc.     Properties, Inc. Products, Inc.     Inc.
                                           ------------ -------------- ---------------- -------------- ------------
Balance Sheet

Cash (10440000)                                    692              -            7,001            434            -
Temporary Investments (10430200)                     -              -                -              -            -
Special Deposits (10430300)                          -              -                -              -            -
Customers Accounts Receivable (10420110)             -              -                -              -            -
Allowance for Doubtful Accts (10420115)              -              -                -              -            -
Unbilled Receivables (10420116)                      -              -                -              -            -
Interest Receivables (10420126)                      -              -                -              -            -
Current Taxes Receivable (10420127)                  -              -                -              -            -
Other Receivables, net (10420118)                    -              -          210,387              -            -
Accounts Receivable from Subs (10420210)        44,642              -        2,028,372         57,980            -
Interest Receivable from Subs (10420215)             -              -                -              -            -
Short Term Notes Rec (10330610)                      -              -                -              -            -
ST Notes Receivable from Subs (10330210)     4,687,000             67                -        257,000            -
Short Term Risk Mgt Asset (10420406)                 -              -                -              -            -
ST Non-trading derivative (10420400)                 -              -                -              -            -
ST Inv in Time Warner CS (10420408)                  -              -                -              -            -
Materials and Supplies (10410100)                    -              -                -              -            -
Fuel Stock (10410200)                                -              -                -              -            -
Petroleum Products (10410300)                        -              -                -              -            -
Gas Stored Underground (10410400)                    -              -                -              -            -
Current Deferred Tax Assets                          -              -                -              -            -
Broker's Margin Asset (10420419)                     -              -                -              -            -
Total Prepaid Expenses                               -              -           24,123              -            -
Total Other Current Assets                           -              -                -              -            -
Cur Assets From Disco Ops (10450000)                 -              -                -              -            -
                                             ---------   ------------   --------------     ----------  -----------
Current Assets                               4,732,334             67        2,269,884        315,414            -
                                             ---------   ------------   --------------     ----------  -----------

Electric and gas plant (10320100)                    -              -      243,436,506              -            -
Other Property (10320300)                            -              -                -              -            -
Construction Work in Progress (10320400)             -              -        8,152,714        230,359            -
                                             ---------   ------------   --------------     ----------  -----------
Property, Plant and Equipment, Gross                 -              -      251,589,220        230,359            -
Accumulated Depreciation (10320900)                  -              -      (54,773,027)             -            -
                                             ---------   ------------   --------------     ----------  -----------
Property, Plant and Equipment, Net                   -              -      196,816,193        230,359            -
                                             ---------   ------------   --------------     ----------  -----------

Goodwill (10310220)                                  -              -                -              -            -
Intangibles (10310215)                               -              -                -              -            -
Investments in Subsidiaries (10330100)               -              -                -              -            -
LT Notes Receivable from Subs (10330220)             -              -                -              -            -
Investments                                          -              -                -              -            -
Equity Investments                                   -              -                -              -            -
LT_Notes_Rec (10330620)                              -              -                -              -            -
Unamort loss-reacquired debt (10640000)              -              -                -              -            -
Gas_purchased_in_advance (10655000)                  -              -                -              -            -
LT Non-trading derivative (10332000)                 -              -                -              -            -
Regulated asset (10662500)                           -              -                -              -            -
LT_DTA_federal (10670000)                            -             (1)               -              -            -
Restricted Cash (10330319)                           -              -                -              -            -
Intercompany LT Receivable (10625000)                -      1,409,092                -              -            -
Total Other Deferred Debits                          -              -        1,787,889              -            -
Net LTA from Disco Ops (10681000)                    -              -                -              -            -
                                             ---------   ------------   --------------     ----------  -----------
Total Other Assets                                   -      1,409,091        1,787,889              -            -
                                             ---------   ------------   --------------     ----------  -----------
Total Assets                                 4,732,334      1,409,158      200,873,966        545,773            -
                                             =========   ============   ==============     ==========  ===========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                                           Consolidated    Consolidated                  CenterPoint
                                              Utility        Utility       CenterPoint     CenterPoint    Consolidated      Energy
                                             Holdings        Holding,     Energy Houston      Energy      Texas Genco      Service
                                           Consolidated        LLC           Electric    Resources Corp. Holdings, Inc.   Co., LLC
                                          --------------- --------------  -------------- --------------- -------------  -----------
Intercompany notes payable ST (20460200)     125,680,000               -              -              (0)             -   29,102,000
Cur portion LT Debt (20410210)             1,728,922,881               -  1,356,912,211     366,872,900              -    5,137,771
Trade accounts payable (20440100)             69,193,929               -     21,468,783      35,024,474              -   11,515,960
Other Payable, net                            62,946,405               -     19,383,508      36,052,495             (0)   3,074,482
Gas Payables (20440300)                      727,584,039               -              -     727,584,039              -            -
Intercompany accounts payable (20460100)      28,097,573               -              0              (0)             0   10,144,663
Intercompany interest payable (20460150)       2,023,292      14,300,689             (0)              -              -            -
Cur state income tax payable (20480115)       15,273,207               -        338,968      15,299,528              -            -
Cur foreign income tax payable (20480116)            463               -              -             462              -            -
Cur other tax payable (20480117)             173,727,186           3,933    104,523,214      62,501,955              -    2,987,576
Current FIT payable (20480110)               257,341,300     547,781,352             (0)              0              -  (34,246,608)
Deferred FIT payable (20480120)             (359,719,930)              -              -               0              -            -
Def state inc tax payable (20480125)           2,063,259               -              -               -              -            -
Interest accrued (20480210)                  125,704,885               -     67,896,910      57,741,335              -       66,640
ST Risk Mgmt Liability (20480230)              4,641,416               -              -       4,641,416              -            -
ST Non-trading derivative (20480240)          26,323,220               -              -      26,323,220              -            -
Customer deposits (20510000)                  63,191,530               -      3,027,503      60,164,027              -            -
Brokers margin liability (20480360)            1,230,715               -              -       1,230,715              -            -
Regulatory Liability, Current (20480370)     224,731,635               -    224,731,615         427,020              -            -
Current Deferred Revenue (20480260)              861,901               -        861,901               -              -            -
Other current liabilities, net               335,141,765               -     53,815,870     266,696,178              -   15,575,717
Net CL from Disco Ops (20470000)             448,973,549               -              -               -     59,230,396            -
                                          --------------  --------------  -------------   -------------  -------------  -----------
Current Liabilities                        4,063,934,219     562,085,973  1,852,960,483   1,660,559,763     59,230,396   43,358,201
                                          --------------  --------------  -------------   -------------  -------------  -----------

LT debentures (20410220)                   4,215,157,193               -  2,220,146,371   1,995,010,823              -            -
Cap lease LT portion (20410235)                3,798,485               -      1,185,724               -              -    2,612,761
IC notes payable -- LT (20460300)            156,534,999               -    150,850,000       5,684,999              -          116
                                          --------------  --------------  -------------   -------------  -------------  -----------
Debt                                       4,375,490,678               -  2,372,182,095   2,000,695,822              -    2,612,877
                                          --------------  --------------  -------------   -------------  -------------  -----------

LT deferred FIT liability (20520000)       1,771,219,421     140,079,313  1,377,199,078     448,260,356             (0)           -
LT deferred state inc tax liab (20530000)    194,376,708               -              -     192,519,289              -            -
Inv_tax_credit (20550000)                     53,690,425               -     48,873,732       4,816,692              -            -
LTL Non-trading derivative (20575000)          6,412,438               -              -       6,412,438              -            -
Benefit Obligations                          385,850,358               -    128,092,124     128,536,741              -  129,221,493
Regulatory Liability (20594250)            1,081,369,939               -    648,305,547     433,064,392              -            -
Intercompany LT Payable (20599500)           (34,898,455)     17,918,413    303,471,778              (0)             -      440,963
Deferred Credits                             138,524,926               -     18,173,658     118,766,592              0    1,679,675
Net LTL From Disco Ops (20560000)            420,393,005     (70,000,000)             -               -    490,393,005            -
                                          --------------  --------------  -------------   -------------  -------------  -----------
Long-term Liabilities                      4,016,938,765      87,997,726  2,524,115,917   1,332,376,501    490,393,005  131,342,131
                                          --------------  --------------  -------------   -------------  -------------  -----------

Minority Interest                                172,085               -              -         172,085              -            -

Capital Stock                                      1,000           1,000          1,000              10          1,000        1,000
Additional Paid-in Capital (20120000)      5,815,496,291   5,815,496,291  2,278,090,325   2,231,907,476  1,027,106,327   34,091,229
Treasury Stock - Associated Company                    -               -              -               -   (716,080,720)           -
FAS133_EFF_OCI (20165000)                      1,948,573               -              -       1,948,573              -            -
Currency Translation Adjustment -- Plug                2               -              -               -              2            -
Benefits Minimum Liab. Adj. (20185000)        (3,573,224)              -              -               -     (3,573,224)           -
Retained Earnings/Loss (71000000)            228,069,331     226,996,478   (244,596,867)    305,290,756    211,263,916    5,492,948
                                          --------------  --------------  -------------   -------------  -------------  -----------
Stockholders' Equity                       6,041,941,972   6,042,493,769  2,033,494,459   2,539,146,815    518,717,301   39,585,177
                                          --------------  --------------  -------------   -------------  -------------  -----------
Total Liabilities and Stockholders'
  Equity                                  18,498,477,719   6,692,577,468  8,782,752,953   7,532,950,986  1,068,340,702  216,898,386
                                          ==============  ==============  =============   =============  =============  ===========
Income Statement

                                                             CenterPoint
                                              CenterPoint      Energy      CenterPoint      CenterPoint   Utility Rail
                                                 Energy    International,     Energy          Energy       Services,
                                              Funding Co.        Inc.     Properties, Inc. Products, Inc.     Inc.
                                            -------------- -------------- ---------------- -------------- ------------
Intercompany notes payable ST (20460200)                 -             -       95,263,000              -            -
Cur portion LT Debt (20410210)                           -             -                -              -            -
Trade accounts payable (20440100)                        -             -        1,184,712              -            -
Other Payable, net                                       -             -          232,876              -            -
Gas Payables (20440300)                                  -             -                -              -            -
Intercompany accounts payable (20460100)            39,000             -        2,187,931        397,167            -
Intercompany interest payable (20460150)                 -             -                -              -            -
Cur state income tax payable (20480115)                  -             -         (360,291)        (4,998)           -
Cur foreign income tax payable (20480116)
Cur other tax payable (20480117)                    14,085             -        3,696,423              -            -
Current FIT payable (20480110)                   4,232,631   (42,789,868)        (353,562)       (33,530)           -
Deferred FIT payable (20480120)                          -             -                -              -            -
Def state inc tax payable (20480125)                     -             -                -              -            -
Interest accrued (20480210)                              -             -                -              -            -
ST Risk Mgmt Liability (20480230)                        -             -                -              -            -
ST Non-trading derivative (20480240)                     -             -                -              -            -
Customer deposits (20510000)                             -             -                -              -            -
Brokers margin liability (20480360)                      -             -                -              -            -
Regulatory Liability, Current (20480370)                 -             -                -              -            -
Current Deferred Revenue (20480260)                      -             -                -              -            -
Other current liabilities, net                           -             -                -              -            -
Net CL from Disco Ops (20470000)                         -             -                -              -            -
                                            --------------  ------------  ---------------  -------------  -----------
Current Liabilities                              4,285,715   (42,789,868)     101,851,089        358,638            -
                                            --------------  ------------  ---------------  -------------  -----------

LT debentures (20410220)                                 -             -                -              -            -
Cap lease LT portion (20410235)                          -             -                -              -            -
IC notes payable -- LT (20460300)                        -             -                -              -            -
                                            --------------  ------------  ---------------  -------------  -----------
Debt                                                     -             -                -              -            -
                                            --------------  ------------  ---------------  -------------  -----------

LT deferred FIT liability (20520000)                     -             -       12,562,098              -            -
LT deferred state inc tax liab (20530000)                -             -        1,851,616          5,803            -
Inv_tax_credit (20550000)                                -             -                -              -            -
LTL Non-trading derivative (20575000)                    -             -                -              -            -
Benefit Obligations                                      -             -                -              -            -
Regulatory Liability (20594250)                          -             -                -              -            -
Intercompany LT Payable (20599500)                       -             -                -              -            -
Deferred Credits                                         -             -                -              -            -
Net LTL From Disco Ops (20560000)                        -             -                -              -            -
                                            --------------  ------------  ---------------  -------------  -----------
Long-term Liabilities                                    -             -       14,413,714          5,803            -
                                            --------------  ------------  ---------------  -------------  -----------

Minority Interest                                        -             -                -              -            -

Capital Stock                                            -         1,000            1,000          1,000            -
Additional Paid-in Capital (20120000)        3,075,862,722   279,592,085       67,330,113      1,719,299            -
Treasury Stock - Associated Company                      -             -                -              -            -
FAS133_EFF_OCI (20165000)                                -             -                -              -            -
Currency Translation Adjustment -- Plug                  -             -                -              -            -
Benefits Minimum Liab. Adj. (20185000)                   -             -                -              -            -
Retained Earnings/Loss (71000000)           (3,075,416,103) (235,394,059)      17,278,049     (1,538,967)           -
                                            --------------  ------------  ---------------  -------------  -----------
Stockholders' Equity                               446,619    44,199,026       84,609,163        181,332            -
                                            --------------  ------------  ---------------  -------------  -----------
Total Liabilities and Stockholders'
 Equity                                          4,732,334     1,409,158      200,873,966        545,773            -
                                            ==============  ============  ===============  =============  ===========
Income Statement

                                                                   EXHIBIT F-7
                                                             File No.030-00360

                               CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                                                 Consolidated        Consolidated
                                         Utility Holdings                      CenterPoint Energy CenterPoint Energy
                                           Consolidated   Utility Holding, LLC  Houston Electric    Resources Corp.
                                         ---------------- -------------------- ------------------ ------------------
Income Statement
External Electric Revenues (30110100)      1,333,177,650                 -        1,333,177,650                 -
External Trading Revenues (30110201)          11,287,954                 -                    -        11,287,954
External Gas Distribution Rev (30110202)   6,515,873,730                 -                    -     6,515,873,730
Ext. Gas Transportation Rev (30110203)       200,115,412                 -                    -       200,115,412
Consumer Services Revenue (30110205)         111,152,952                 -                    -       111,152,952
External Other Revenues (30110206)           316,514,714                 -          187,927,400       123,025,335
Intercompany Gas Revenues (30120202)                  (0)                -                    -        19,782,714
Intercompany Other Revenues (30120203)                (0)                -                    -         2,206,594
                                           -------------     -------------       --------------     -------------
Total Revenues                             8,488,122,411                 -        1,521,105,050     6,983,444,690
                                           -------------     -------------       --------------     -------------

Natural Gas and Fuel (30510000)            5,502,145,366                 -                    -     5,524,450,993
Operating & Administrative Expenses        1,255,850,533            51,943          535,401,469       729,509,624
IC O & M Expenses (30620000)                           -                 -            5,637,357         2,449,595
Taxes Other Than Income (30620200)           355,461,411                 -          202,661,513       146,890,487
Depreciation of Assets (30710100)            414,971,365                 -          229,065,833       171,481,307
Amortization of Assets                        74,359,731                 -           54,500,902        15,746,971
                                           -------------     -------------       --------------     -------------
Operating Expenses                         7,602,788,406            51,943        1,027,267,074     6,590,528,977
                                           -------------     -------------       --------------     -------------
Operating Income(Loss)                       885,334,006           (51,943)         493,837,977       392,915,714
                                           -------------     -------------       --------------     -------------

Revenue from Inv in Subs (40110200)            1,526,887      (361,969,123)                   -           333,500
Other Nonoperating Income                      3,998,602         1,137,515          226,323,780         2,879,807
Return on true-up balance                    226,324,000                 -                    -                 -
Equity Income (30840000)                       2,098,650                 -                    -         2,098,650
Gns (Losses) from Investments (40130100)        (169,208)                -                    -          (169,208)
G/L on Invest. in Time Warner (40130300)      31,592,408                 -                    -                 -
Dividend Income (40135100)                             4                 -                    -                 4
Interest Revenues (40140100)                  12,294,856                 -           10,779,346         1,496,597
Oth Int and Rel Rev -- Subs (40140200)        42,468,783        42,221,889           32,688,927         9,170,669
                                           -------------     -------------       --------------     -------------
Total Non-operating Income                   320,134,983      (318,609,719)         269,792,054        15,810,018
                                           -------------     -------------       --------------     -------------
Income before Interest & Taxes             1,205,468,989      (318,661,662)         763,630,030       408,725,732
                                           -------------     -------------       --------------     -------------

Interest Exp -- LT Debt (40170100)           379,724,560                 -          262,815,201       168,380,674
Other Interest (40170150)                     38,682,908                 -           37,966,827         1,621,081
Interest_Exp_Subs (40170200)                  21,896,498        42,221,889           15,016,821           356,336
AFUDC -- Borrowed (40170300)                  (4,102,769)                -           (2,311,999)       (1,790,770)
Amortization of Debt (40170500)               22,025,628                 -           31,200,700         9,617,625
                                           -------------     -------------       --------------     -------------
Interest and Related Expenses                458,226,825        42,221,889          344,687,550       178,184,945
                                           -------------     -------------       --------------     -------------
Income before Taxes                          747,242,164      (360,883,551)         418,942,480       230,540,787
                                           -------------     -------------       --------------     -------------

Current Fed Income Taxes (60110000)          159,662,985         (458,743)           56,645,037        85,590,351
Current State Income Taxes (60111000)         11,227,110                 -            1,733,771         9,774,281
Current Foreign Income Taxes (60120000)             (524)                -                    -              (524)
Deferred Federal Income Taxes (60130000)     116,010,018           401,570           85,513,537        (1,909,628)
Deferred State Income Taxes (60131000)        (6,500,474)                -                    -        (6,422,211)
Investment Tax Credit (60133000)              (7,506,816)                -           (6,971,292)         (535,524)
                                           -------------     -------------       --------------     -------------
Taxes                                        272,892,300           (57,173)         136,921,054        86,496,745
                                           -------------     -------------       --------------     -------------

Min_Int_Income(60138000)                          64,980       (61,394,008)                   -            64,980
                                           -------------     -------------       --------------     -------------
Income before Extraordinary Items            474,414,844      (422,220,386)         282,021,427       144,109,022
                                           -------------     -------------       --------------     -------------

Income/Loss from Disco Ops (60140100)        232,633,166                 -                    -                 -
                                           -------------     -------------       --------------     -------------

Impair on assets held for sale(60140300)    (365,716,465)     (213,943,217)                   -                 -
                                           -------------     -------------       --------------     -------------
Gain/Loss on Disposal, Net                  (365,716,465)     (213,943,217)                   -                 -
                                           -------------     -------------       --------------     -------------
Total Discontinued Operations               (133,083,299)     (213,943,217)                   -                 -
                                           -------------     -------------       --------------     -------------

Extraordinary Items (60150000)               977,336,477                 -          977,336,477                 -
                                           -------------     -------------       --------------     -------------
Annual Net Income (Loss)                    (636,004,932)     (636,163,603)        (695,315,050)      144,109,022
                                           -------------     -------------       --------------     -------------

                                          Consolidated Texas  CenterPoint Energy  CenterPoint Energy  CenterPoint Energy
                                          Genco Holding, Inc.   Service Co.,LLC       Funding Co.      International, Inc.
                                          ------------------- ------------------- ------------------- --------------------
Income Statement
External Electric Revenues (30110100)                   -                   -                  -                   -
External Trading Revenues (30110201)                    -                   -                  -                   -
External Gas Distribution Rev (30110202)                -                   -                  -                   -
Ext. Gas Transportation Rev (30110203)                  -                   -                  -                   -
Consumer Services Revenue (30110205)                    -                   -                  -                   -
External Other Revenues (30110206)                      -         291,762,499                  -                   -
Intercompany Gas Revenues (30120202)                    -                   -                  -                   -
Intercompany Other Revenues (30120203)                  -           5,589,314                  -                   -
                                             ------------         -----------           --------          ----------
Total Revenues                                          -         297,351,813                  -                   -
                                             ------------         -----------           --------          ----------

Natural Gas and Fuel (30510000)                         -                   -                  -                   -
Operating & Administrative Expenses                     0         248,975,515              1,895                   -
IC O & M Expenses (30620000)                            -          15,524,777                  -                   -
Taxes Other Than Income (30620200)                      -           7,898,706             26,050                   -
Depreciation of Assets (30710100)                       -           8,591,144                  -                   -
Amortization of Assets                                  -           4,111,858                  -                   -
                                             ------------         -----------           --------          ----------
Operating Expenses                                      0         285,102,000             27,945                   -
                                             ------------         -----------           --------          ----------
Operating Income(Loss)                                 (0)         12,249,813            (27,945)                  -
                                             ------------         -----------           --------          ----------

Revenue from Inv in Subs (40110200)                     -                   -                  -                   -
Other Nonoperating Income                               -          (1,914,500)                 -                   -
Return on true-up balance                               -                   -                  -                   -
Equity Income (30840000)                                -                   -                  -                   -
Gns (Losses) from Investments (40130100)                -                   -                  -                   -
G/L on Invest. in Time Warner (40130300)                -                   -                  -                   -
Dividend Income (40135100)                              -                   -                  -                   -
Interest Revenues (40140100)                            -              18,900                  -                   -
Oth Int and Rel Rev -- Subs (40140200)                  -             370,531            215,558                   -
                                             ------------         -----------           --------          ----------
Total Non-operating Income                              -          (1,525,069)           215,558                   -
                                             ------------         -----------           --------          ----------
Income before Interest & Taxes                         (0)         10,724,744            187,613                   -
                                             ------------         -----------           --------          ----------

Interest Exp -- LT Debt (40170100)                      -             659,091                  -                   -
Other Interest (40170150)                               -                   -                  -                   -
Interest_Exp_Subs (40170200)                            -           1,718,806                  -                   -
AFUDC -- Borrowed (40170300)                            -                   -                  -                   -
Amortization of Debt (40170500)                         -                   -                  -                   -
                                             ------------         -----------           --------          ----------
Interest and Related Expenses                           -           2,377,896                  -                   -
                                             ------------         -----------           --------          ----------
Income before Taxes                                    (0)          8,346,848            187,613                   -
                                             ------------         -----------           --------          ----------

Current Fed Income Taxes (60110000)                     -          (4,284,010)            65,666                   -
Current State Income Taxes (60111000)                   -                   -                  -                   -
Current Foreign Income Taxes (60120000)                 -                   -                  -                   -
Deferred Federal Income Taxes (60130000)                -           7,137,909                  -           1,604,442
Deferred State Income Taxes (60131000)                  -                   -                  -                   -
Investment Tax Credit (60133000)                        -                   -                  -                   -
                                             ------------         -----------           --------          ----------
Taxes                                                   -           2,853,899             65,666           1,604,442
                                             ------------         -----------           --------          ----------

Min_Int_Income(60138000)                       61,394,008                   -                  -                   -
                                             ------------         -----------           --------          ----------
Income before Extraordinary Items              61,394,008           5,492,948            121,947          (1,604,442)
                                             ------------         -----------           --------          ----------

Income/Loss from Disco Ops (60140100)         265,927,068                   -                  -                   -
                                             ------------         -----------           --------          ----------

Impair on assets held for sale(60140300)     (151,773,248)                  -                  -                   -
                                             ------------         -----------           --------          ----------
Gain/Loss on Disposal, Net                   (151,773,248)                  -                  -                   -
                                             ------------         -----------           --------          ----------
Total Discontinued Operations                 114,153,820                   -                  -                   -
                                             ------------         -----------           --------          ----------

Extraordinary Items (60150000)                          -                   -                  -                   -
                                             ------------         -----------           --------          ----------
Annual Net Income (Loss)                      175,547,828           5,492,948            121,947          (1,604,442)
                                             ------------         -----------           --------          ----------

                                          CenterPoint Energy  CenterPoint Energy  Utility Rail Services,
                                            Properties, Inc.     Products, Inc.            Inc.
                                          ------------------- ------------------- ----------------------
Income Statement
External Electric Revenues (30110100)                   -                  -                 -
External Trading Revenues (30110201)                    -                  -                 -
External Gas Distribution Rev (30110202)                -                  -                 -
Ext. Gas Transportation Rev (30110203)                  -                  -                 -
Consumer Services Revenue (30110205)                    -                  -                 -
External Other Revenues (30110206)              5,558,480                  -                 -
Intercompany Gas Revenues (30120202)                    -                  -                 -
Intercompany Other Revenues (30120203)         23,448,018                  -                 -
                                               ----------           --------              ----
Total Revenues                                 29,006,498                  -                 -
                                               ----------           --------              ----

Natural Gas and Fuel (30510000)                         -                  -                 -
Operating & Administrative Expenses            11,989,988            123,679                 -
IC O & M Expenses (30620000)                       16,284                  -                 -
Taxes Other Than Income (30620200)              4,246,995                  -               100
Depreciation of Assets (30710100)               5,833,081                  -                 -
Amortization of Assets                                  -                  -                 -
                                               ----------           --------              ----
Operating Expenses                             22,086,348            123,679               100
                                               ----------           --------              ----
Operating Income(Loss)                          6,920,150           (123,679)             (100)
                                               ----------           --------              ----

Revenue from Inv in Subs (40110200)                     -                  -                 -
Other Nonoperating Income                               -                  -                 -
Return on true-up balance                               -                  -                 -
Equity Income (30840000)                                -                  -                 -
Gns (Losses) from Investments (40130100)                -                  -                 -
G/L on Invest. in Time Warner (40130300)                -                  -                 -
Dividend Income (40135100)                              -                  -                 -
Interest Revenues (40140100)                            -                  -                 -
Oth Int and Rel Rev -- Subs (40140200)            (20,104)            12,202                 -
                                               ----------           --------              ----
Total Non-operating Income                        (20,104)            12,202                 -
                                               ----------           --------              ----
Income before Interest & Taxes                  6,900,045           (111,476)             (100)
                                               ----------           --------              ----

Interest Exp -- LT Debt (40170100)                      -                  -                 -
Other Interest (40170150)                               -                  -                 -
Interest_Exp_Subs (40170200)                    4,804,536                  -                 -
AFUDC -- Borrowed (40170300)                            -                  -                 -
Amortization of Debt (40170500)                         -                  -                 -
                                               ----------           --------              ----
Interest and Related Expenses                   4,804,536                  -                 -
                                               ----------           --------              ----
Income before Taxes                             2,095,509           (111,476)             (100)
                                               ----------           --------              ----

Current Fed Income Taxes (60110000)             3,461,824            (37,113)              (35)
Current State Income Taxes (60111000)            (275,944)            (4,998)                -
Current Foreign Income Taxes (60120000)                 -                  -                 -
Deferred Federal Income Taxes (60130000)       (2,602,344)                 -                 -
Deferred State Income Taxes (60131000)            (84,066)             5,803                 -
Investment Tax Credit (60133000)                        -                  -                 -
                                               ----------           --------              ----
Taxes                                             499,470            (36,308)              (35)
                                               ----------           --------              ----

Min_Int_Income(60138000)                                -                  -                 -
                                               ----------           --------              ----
Income before Extraordinary Items               1,596,039            (75,168)              (65)
                                               ----------           --------              ----

Income/Loss from Disco Ops (60140100)                   -                  -                 -
                                               ----------           --------              ----

Impair on assets held for sale(60140300)                -                  -                 -
                                               ----------           --------              ----
Gain/Loss on Disposal, Net                              -                  -                 -
                                               ----------           --------              ----
Total Discontinued Operations                           -                  -                 -
                                               ----------           --------              ----

Extraordinary Items (60150000)                          -                  -                 -
                                               ----------           --------              ----
Annual Net Income (Loss)                        1,596,039            (75,168)              (65)
                                               ----------           --------              ----

                                                                    EXHIBIT F-7
                                                              File No.030-00360

                             CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                         CenterPoint Energy                                                          Other
                                             Investment     CenterPoint Energy                                    Adjustments
                                          Management, Inc.   Power System, Inc. Block 368 GP, LLC Block 368, LP and Eliminations
                                         ------------------ ------------------- ----------------- ------------- ----------------
Balance Sheet

Cash (10440000)                                    4,940            20,630                  -              -          2,312,705
Temporary Investments (10430200)                       -                 -                  -              -                  -
Special Deposits (10430300)                            -                 -                  -              -                  -
Customers Accounts Receivable (10420110)               -                 -                  -              -                  -
Allowance for Doubtful Accts (10420115)                -                 -                  -              -                  -
Unbilled Receivables (10420116)                        -                 -                  -              -                  -
Interest Receivables (10420126)                        -                 -                  -              -                  -
Current Taxes Receivable (10420127)                    -                 -                  -              -       (217,233,368)
Other Receivables, net (10420118)                      -                 -                  -              -         (6,099,705)
Accounts Receivable from Subs (10420210)               -                 -                  -              -         22,381,885
Interest Receivable from Subs (10420215)               -                 -                  -              -        (12,277,397)
Short Term Notes Rec (10330610)                        -                 -                  -              -                  -
ST Notes Receivable from Subs (10330210)               -                 -                  -              -          1,315,000
Short Term Risk Mgt Asset (10420406)                   -                 -                  -              -                  -
ST Non-trading derivative(10420400)                    -                 -                  -              -                  -
ST Inv in Time Warner CS (10420408)          420,881,623                 -                  -              -                  -
Materials and Supplies (10410100)                      -                 -                  -              -                  -
Fuel Stock (10410200)                                  -                 -                  -              -                  -
Petroleum Products (10410300)                          -                 -                  -              -                  -
Gas Stored Underground (10410400)                      -                 -                  -              -                  -
Current Deferred Tax Assets                            -                 -                  -              -        (90,912,296)
Broker's Margin Asset (10420419)                       -                 -                  -              -                  -
Total Prepaid Expenses                             1,400                 -                  -              -            (95,000)
Total Other Current Assets                             -                 -                  -              -                  -
Cur Assets From Disco Ops(10450000)                    -                 -                  -              -        389,743,153
                                             -----------          --------          ---------        -------     --------------
Current Assets                               420,887,962            20,630                  -              -         89,134,977
                                             -----------          --------          ---------        -------     --------------

Electric and gas plant(10320100)                       -                 -                  -              -                  -
Other Property(10320300)                               -                 -                  -              -                  -
Construction Work in Progress(10320400)                -                 -                  -              -                  -
                                             -----------          --------          ---------        -------     --------------
Property, Plant and Equipment, Gross                   -                 -                  -              -                  -
Accumulated Depreciation(10320900)                     -                 -                  -              -             (1,000)
                                             -----------          --------          ---------        -------     --------------
Property, Plant and Equipment, Net                     -                 -                  -              -             (1,000)
                                             -----------          --------          ---------        -------     --------------

Goodwill(10310220)                                                       -                  -              -                  -
Intangibles(10310215)                                  -                 -                  -              -                  -
Investments in Subsidiaries (10330100)                 -                 -                  -              -     (6,168,697,758)
LT Notes Receivable from Subs (10330220)               -                 -                  -              -         84,374,884
Investments                                            -                 -                  -              -                  -
Equity Investments                                     -                 -                  -              -                  -
LT_Notes_Rec(10330620)                                 -                 -                  -              -                  -
Unamort loss-reacquired debt(10640000)                 -                 -                  -              -                  -
Gas_purchased_in_advance(10655000)                     -                 -                  -              -                  -
LT Non-trading derivative (10332000)                   -                 -                  -              -                  -
Regulated asset(10662500)                              -                 -                  -              -                  -
LT_DTA_federal(10670000)                               -                 -                  -              -                  -
Restricted Cash(10330319)                              -                 -                  -              -                  -
Intercompany LT Receivable (10625000)         37,343,461          (898,800)                 -              -       (441,226,595)
Total Other Deferred Debits                            -                 -                  -              -        (23,541,770)
Net LTA from Disco Ops(10681000)                       -                 -                  -              -                  -
                                             -----------          --------          ---------        -------     --------------
Total Other Assets                            37,343,461          (898,800)                 -              -     (6,549,091,239)
                                             -----------          --------          ---------        -------     --------------
Total Assets                                 458,231,424          (878,170)                 -              -     (6,459,957,262)
                                             -----------          --------          ---------        -------     --------------

                                                                    EXHIBIT F-7
                                                              File No.030-00360

                             CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                           CenterPoint Energy                                                          Other
                                               Investment      CenterPoint Energy                                   Adjustments
                                            Management, Inc.   Power System, Inc. Block 368 GP, LLC Block 368, LP and Eliminations
                                           ------------------ ------------------- ----------------- ------------- ----------------
Intercompany notes payable ST(20460200)                  -                  -            -                -              1,315,000
Cur portion LT Debt(20410210)                            -                  -            -                -                      -
Trade accounts payable(20440100)                         -                  -            -                -                      -
Other Payable, net                                       -                  -            -                -              4,203,044
Gas Payables(20440300)                                   -                  -            -                -                      -
Intercompany accounts payable (20460100)                 -                  -            -                -             15,328,812
Intercompany interest payable (20460150)                 -                  -            -                -            (12,277,397)
Cur state income tax payable(20480115)                   -                  -            -                -                      -
Cur foreign income tax payable(20480116)                                                                                         1
Cur other tax payable(20480117)                          -                  -            -                -                      -
Current FIT payable(20480110)                         (720)           (15,026)           -                -           (217,233,368)
Deferred FIT payable(20480120)                (279,988,030)                 -            -                -            (79,731,900)
Def state inc tax payable(20480125)                      -                  -            -                -              2,063,259
Interest accrued(20480210)                               -                  -            -                -                      -
ST Risk Mgmt Liability(20480230)                         -                  -            -                -                      -
ST Non-trading derivative(20480240)                      -                  -            -                -                      -
Customer deposits(20510000)                              -                  -            -                -                      -
Brokers margin liability(20480360)                       -                  -            -                -                      -
Regulatory Liability, Current (20480370)                 -                  -            -                -               (427,000)
Current Deferred Revenue (20480260)                      -                  -            -                -                      -
Other current liabilities, net                           -                  -            -                -               (946,000)
Net CL from Disco Ops(20470000)                          -                  -            -                -            389,743,153
                                             -------------          ---------           ---              ---        --------------
Current Liabilities                           (279,988,750)           (15,026)           -                -            102,037,604
                                             -------------          ---------           ---              ---        --------------

LT debentures(20410220)                                  -                  -            -                -                      -
Cap lease LT portion(20410235)                           -                  -            -                -                      -
IC notes payable -- LT (20460300)                        -                  -            -                -                   (116)
                                             -------------          ---------           ---              ---        --------------
Debt                                                     -                  -            -                -                   (116)
                                             -------------          ---------           ---              ---        --------------

LT deferred FIT liability(20520000)                      -                  -            -                -           (206,881,423)
LT deferred state inc tax liab(20530000)                 -                  -            -                -                      -
Inv_tax_credit(20550000)                                 -                  -            -                -                      -
LTL Non-trading derivative(20575000)                     -                  -            -                -                      -
Benefit Obligations                                      -                  -            -                -                      -
Regulatory Liability (20594250)                          -                  -            -                -                      -
Intercompany LT Payable (20599500)                   1,057            898,800            -                -           (357,629,466)
Deferred Credits                                         -                  -            -                -                (95,000)
Net LTL From Disco Ops(20560000)                         -                  -            -                -                      -
                                             -------------          ---------           ---              ---        --------------
Long-term Liabilities                                1,057            898,800            -                -           (564,605,889)
                                             -------------          ---------           ---              ---        --------------

Minority Interest                                        -                  -            -                -                      -

Capital Stock                                        1,000              1,000            -                -                 (8,010)
Additional Paid-in Capital (20120000)        1,241,525,811          3,521,357            -                -        (10,240,746,744)
Treasury Stock - Associated Company                      -                  -            -                -            716,080,720
FAS133_EFF_OCI (20165000)                                -                  -            -                -                      -
Currency Translation Adjustment -- Plug                  -                  -            -                -                      -
Benefits Minimum Liab. Adj. (20185000)                   -                  -            -                -                      -
Retained Earnings/Loss (71000000)             (503,307,694)        (5,284,302)           -                -          3,527,285,174
                                             -------------          ---------           ---              ---        --------------
Stockholders' Equity                           738,219,117         (1,761,944)           -                -         (5,997,388,860)
                                             -------------          ---------           ---              ---        --------------
Total Liabilities and Stockholders' Equity     458,231,424           (878,170)           -                -         (6,459,957,260)
                                             -------------          ---------           ---              ---        --------------

                                                                     EXHIBIT F-7
                                                               File No.030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                          CenterPoint Energy
                                             Investment       CenterPoint Energy                                 Other Adjustments
                                           Management, Inc.   Power System, Inc. Block 368 GP, LLC Block 368, LP and Eliminations
                                          ------------------ ------------------- ----------------- ------------- -----------------
Income Statement

External Electric Revenues (30110100)                   -                 -               -                  -                 -
External Trading Revenues (30110201)                    -                 -               -                  -                 -
External Gas Distribution Rev (30110202)                -                 -               -                  -                 -
Ext. Gas Transportation Rev (30110203)                  -                 -               -                  -                 -
Consumer Services Revenue (30110205)                    -                 -               -                  -                 -
External Other Revenues (30110206)                      -                 -               -                  -      (291,759,000)
Intercompany Gas Revenues (30120202)                    -                 -               -                  -       (19,782,714)
Intercompany Other Revenues (30120203)                  -                 -               -                  -       (31,243,926)
                                               ----------          --------           -----         ----------      ------------
Total Revenues                                          -                 -               -                  -      (342,785,640)
                                               ----------          --------           -----         ----------      ------------

Natural Gas and Fuel (30510000)                         -                 -               -                  -       (22,305,627)
Operating & Administrative Expenses                26,254          (484,439)              -         (1,677,108)     (268,068,285)
IC O & M Expenses (30620000)                            -                 -               -                  -       (23,628,013)
Taxes Other Than Income (30620200)                     60                 -               -                  -        (6,262,500)
Depreciation of Assets (30710100)                       -                 -               -                  -                 -
Amortization of Assets                                  -                 -               -                  -                 -
                                               ----------          --------           -----         ----------      ------------
Operating Expenses                                 26,314          (484,439)              -         (1,677,108)     (320,264,426)
                                               ----------          --------           -----         ----------      ------------
Operating Income(Loss)                            (26,314)          484,439               -          1,677,108       (22,521,215)
                                               ----------          --------           -----         ----------      ------------

Revenue from Inv in Subs (40110200)                     -                 -           5,491                  -       363,157,019
Other Nonoperating Income                               -                 -               -             12,500      (224,440,500)
Return on true-up balance                               -                 -               -                  -       226,324,000
Equity Income (30840000)                                -                 -               -                  -                 -
Gns (Losses) from Investments (40130100)                -                 -               -                  -                 -
G/L on Invest. in Time Warner (40130300)       31,592,408                 -               -                  -                 -
Dividend Income (40135100)                              -                 -               -                  -                 -
Interest Revenues (40140100)                           13                 -               -                  -                 -
Oth Int and Rel Rev -- Subs (40140200)                  -                 -               -                  -       (42,190,889)
                                               ----------          --------           -----         ----------      ------------
Total Non-operating Income                     31,592,422                 -           5,491             12,500       322,849,630
                                               ----------          --------           -----         ----------      ------------
Income before Interest & Taxes                 31,566,108           484,439           5,491          1,689,608       300,328,416
                                               ----------          --------           -----         ----------      ------------

Interest Exp -- LT Debt (40170100)                      -                 -               -                  -       (52,130,406)
Other Interest (40170150)                               -                 -               -                  -          (905,000)
Interest_Exp_Subs (40170200)                            -                 -               -                  -       (42,221,889)
AFUDC -- Borrowed (40170300)                            -                 -               -                  -                 -
Amortization of Debt (40170500)                         -                 -               -                  -       (18,792,697)
                                               ----------          --------           -----         ----------      ------------
Interest and Related Expenses                           -                 -               -                  -      (114,049,992)
                                               ----------          --------           -----         ----------      ------------
Income before Taxes                            31,566,108           484,439           5,491          1,689,608       414,378,408
                                               ----------          --------           -----         ----------      ------------

Current Fed Income Taxes (60110000)                (8,394)          169,553               -            591,363        17,927,486
Current State Income Taxes (60111000)                   -                 -               -                  -                 -
Current Foreign Income Taxes (60120000)                 -                 -               -                  -                 -
Deferred Federal Income Taxes (60130000)        11,056,532                -               -                  -        14,808,000
Deferred State Income Taxes (60131000)                   -                -               -                  -                 -
Investment Tax Credit (60133000)                        -                 -               -                  -                 -
                                               ----------          --------           -----         ----------      ------------
Taxes                                          11,048,138           169,553               -            591,363        32,735,486
                                               ----------          --------           -----         ----------      ------------

Min_Int_Income(60138000)                                -                 -               -                  -                 -
                                               ----------          --------           -----         ----------      ------------
Income before Extraordinary Items              20,517,970           314,886           5,491          1,098,245       381,642,922
                                               ----------          --------           -----         ----------      ------------

Income/Loss from Disco Ops (60140100)                   -                 -               -                  -       (33,293,902)
                                               ----------          --------           -----         ----------      ------------

Impair on assets held for sale(60140300)                -                 -               -                  -                 -
                                               ----------          --------           -----         ----------      ------------
Gain/Loss on Disposal, Net                              -                 -               -                  -                 -
                                               ----------          --------           -----         ----------      ------------
Total Discontinued Operations                           -                 -               -                  -       (33,293,902)
                                               ----------          --------           -----         ----------      ------------

Extraordinary Items (60150000)                          -                 -               -                  -                 -
                                               ----------          --------           -----         ----------      ------------
Annual Net Income (Loss)                       20,517,970           314,886           5,491          1,098,245       348,349,019
                                               ----------          --------           -----         ----------      ------------

                                                                    EXHIBIT F-7
                                                              File No.030-00360

                               CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                            Consolidated                          CenterPoint Energy        CNP
                                         CenterPoint Energy  CenterPoint Energy     Transition Bond   Transition Bond
                                          Houston Electric  Houston Electric, LLC    Company, LLC     Company II, LLC   Eliminations
                                         ------------------ --------------------- ------------------ -----------------  ------------
Balance Sheet

Cash (10440000)                                24,928,260            1,683,549        23,243,711            1,000                -
Special Deposits (10430300)                     3,474,218                    -         3,474,218                -                -
Customers Accounts Receivable (10420110)       64,642,621           64,642,621                 -                -                -
Allowance for Doubtful Accts (10420115)        (2,104,852)          (2,104,852)                -                -                -
Unbilled Receivables (10420116)                74,088,770           74,088,770                 -                -                -
Interest Receivables (10420126)                   270,000              270,000                 -                -                -
Current Taxes Receivable (10420127)            62,077,594           62,077,594                 -                -                -
Other Receivables, net (10420118)              61,644,264           48,660,919        12,983,344                -                -
Accounts Receivable from Subs (10420210)      (25,416,304)         (25,406,304)                -                -          (10,000)
Interest Receivable from Subs (10420215)       10,254,105           10,254,105                 -                -                -
ST Notes Receivable from Subs (10330210)       72,818,000           72,818,000                 -                -                -
Materials and Supplies (10410100)              52,885,886           52,885,886                 -                -                -
Current Deferred Tax Assets                    78,656,065           78,656,065                 -                -                -
Total Prepaid Expenses                          8,727,070            8,727,070                 -                -                -
                                           --------------       --------------       -----------            -----       ----------
Current Assets                                486,945,696          447,253,423        39,701,273            1,000          (10,000)
                                           --------------       --------------       -----------            -----       ----------

Electric and gas plant(10320100)            6,141,987,419        6,141,987,419                 -                -                -
Other Property(10320300)                       17,009,977           17,009,977                 -                -                -
Construction Work in Progress(10320400)        86,304,058           86,304,058                 -                -                -
                                           --------------       --------------       -----------            -----       ----------
Property, Plant and Equipment, Gross        6,245,301,455        6,245,301,455                 -                -                -
Accumulated Depreciation(10320900)         (2,203,845,503)      (2,203,845,503)                -                -                -
                                           --------------       --------------       -----------            -----       ----------
Property, Plant and Equipment, Net          4,041,455,952        4,041,455,952                 -                -                -
                                           --------------       --------------       -----------            -----       ----------

Intangibles(10310215)                          38,349,184           38,349,184                 -                -                -
Investments in Subsidiaries (10330100)                  -            3,739,985                 -                -       (3,739,985)
LT Notes Receivable from Subs (10330220)      750,000,000          750,000,000                 -                -                -
LT_Notes_Rec(10330620)                            290,061              290,061                 -                -                -
Unamort loss-reacquired debt(10640000)         62,664,913           57,231,393         5,433,519                -                -
Regulated asset(10662500)                   3,328,865,499        2,681,695,992       647,169,507                -                -
Restricted Cash(10330319)                       3,011,681            3,011,681                 -                -                -
Intercompany LT Receivable (10625000)          64,512,863           64,512,863                 -                -                -
Total Other Deferred Debits                     6,657,104            6,657,104                 -                -                -
                                           --------------       --------------       -----------            -----       ----------
Total Other Assets                          4,254,351,304        3,605,488,263       652,603,026                -       (3,739,985)
                                           --------------       --------------       -----------            -----       ----------
Total Assets                                8,782,752,953        8,094,197,639       692,304,299            1,000       (3,749,985)
                                           ==============       ==============       ===========            =====       ==========

                                                                    EXHIBIT F-7
                                                             File No. 030-00360

                             CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                            Consolidated                          CenterPoint Energy        CNP
                                         CenterPoint Energy   CenterPoint Energy   Transition Bond    Transition Bond
                                          Houston Electric  Houston Electric, LLC    Company, LLC     Company II, LLC   Eliminations
                                         ------------------ --------------------- ------------------ -----------------  ------------
Cur portion LT Debt(20410210)               1,356,912,211        1,310,106,148         46,806,063                -               -
Trade accounts payable(20440100)               21,468,783           21,468,783                  -                -               -
Other Payable, net                             19,383,508           19,383,508                  -                -               -
Intercompany accounts payable (20460100)                0                    0                  -           10,000         (10,000)
Intercompany interest payable (20460150)               (0)                  (0)                 -                -               -
Cur state income tax payable(20480115)            338,968              338,968                  -                -               -
Cur other tax payable(20480117)               104,523,214          104,523,214                  -                -               -
Current FIT payable(20480110)                          (0)               3,500                  -           (3,500)              -
Deferred FIT payable(20480120)                          -                    -                  -                -               -
Interest accrued(20480210)                     67,896,910           57,396,158         10,500,752                -               -
Customer deposits(20510000)                     3,027,503              837,688          2,189,815                -               -
Regulatory Liability, Current (20480370)      224,731,615          224,731,615                  -                -               -
Current Deferred Revenue (20480260)               861,901              861,901                  -                -               -
Franchise Fees accrued                         35,817,000           35,817,000                  -                -               -
Other current liabilities, net                 17,998,870           17,839,489            159,381                -               -
                                            -------------        -------------        -----------           ------      ----------
Current Liabilities                         1,852,960,483        1,793,307,972         59,656,011            6,500         (10,000)
                                            -------------        -------------        -----------           ------      ----------

LT debentures(20410220)                     2,220,146,371        1,591,243,568        628,902,803                -               -
Cap lease LT portion(20410235)                  1,185,724            1,185,724                  -                -               -
IC notes payable -- LT (20460300)             150,850,000          150,850,000                  -                -               -
                                            -------------        -------------        -----------           ------      ----------
Debt                                        2,372,182,095        1,743,279,292        628,902,803                -               -
                                            -------------        -------------        -----------           ------      ----------

LT deferred FIT liability(20520000)         1,377,199,078        1,377,199,078                  -                -               -
Inv_tax_credit(20550000)                       48,873,732           48,873,732                  -                -               -
Benefit Obligations                           128,092,124          128,092,124                  -                -               -
Regulatory Liability (20594250)               648,305,547          648,305,547                  -                -               -
Intercompany LT Payable (20599500)            303,471,778          303,471,778                  -                -               -
Deferred Credits                               18,173,658           18,173,658                  -                -               -
                                            -------------        -------------        -----------           ------      ----------
Long-term Liabilities                       2,524,115,917        2,524,115,917                  -                -               -
                                            -------------        -------------        -----------           ------      ----------

Capital Stock                                       1,000                1,000                  -            1,000          (1,000)
Additional Paid-in Capital (20120000)       2,278,090,325        2,278,090,325          3,745,485                -      (3,745,485)
Retained Earnings/Loss (71000000)            (244,596,867)        (244,596,867)                 -           (6,500)          6,500
                                            -------------        -------------        -----------           ------      ----------
Stockholders' Equity                        2,033,494,459        2,033,494,459          3,745,485           (5,500)     (3,739,985)
                                            -------------        -------------        -----------           ------      ----------
Total Liabilities and Stockholders'
 Equity                                     8,782,752,953        8,094,197,639        692,304,299            1,000      (3,749,985)
                                            =============        =============        ===========           ======      ==========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                           Consolidated      CenterPoint     CenterPoint       CNP
                                           CenterPoint          Energy         Energy       Transition
                                              Energy           Houston       Transition       Bond
                                             Houston          Electric,         Bond       Company II,
                                             Electric            LLC        Company, LLC       LLC       Eliminations
                                           -------------    -------------   ------------   -----------   ------------
Income Statement

External Electric Revenues (30110100)      1,333,177,650    1,258,250,071    74,927,579             -               -
External Other Revenues (30110206)           187,927,400      187,926,081         1,319             -               -
                                           -------------    -------------    ----------       -------           -----
Total Revenues                             1,521,105,050    1,446,176,153    74,928,898             -               -
                                           -------------    -------------    ----------       -------           -----

Operating & Administrative Expenses          535,401,469      533,193,942     2,197,527        10,000               -
IC O & M Expenses (30620000)                   5,637,357        5,637,357             -             -               -
Taxes Other Than Income (30620200)           202,661,513      202,661,513             -             -               -
Depreciation of Assets (30710100)            229,065,833      229,065,833             -             -               -
Amortization of Assets                        54,500,902       19,466,878    35,034,024             -               -
                                           -------------    -------------    ----------       -------           -----
Operating Expenses                         1,027,267,074      990,025,522    37,231,552        10,000               -
                                           -------------    -------------    ----------       -------           -----
Operating Income(Loss)                       493,837,977      456,150,631    37,697,346       (10,000)              -
                                           -------------    -------------    ----------       -------           -----

Revenue from Inv in Subs (40110200)                    -           (6,500)            -             -           6,500
Other Nonoperating Income                    226,323,780      226,323,780             -             -               -
Interest Revenues (40140100)                  10,779,346       10,509,316       270,030             -               -
Oth Int and Rel Rev -- Subs (40140200)        32,688,927       32,688,927             -             -               -
                                           -------------    -------------    ----------       -------           -----
Total Non-operating Income                   269,792,054      269,515,524       270,030             -           6,500
                                           -------------    -------------    ----------       -------           -----
Income before Interest & Taxes               763,630,030      725,666,155    37,967,376       (10,000)          6,500
                                           -------------    -------------    ----------       -------           -----

Interest Exp -- LT Debt (40170100)           262,815,201      262,815,201             -             -               -
Other Interest (40170150)                     37,966,827        1,456,824    36,510,003             -               -
Interest_Exp_Subs (40170200)                  15,016,821       15,016,821             -             -               -
AFUDC -- Borrowed (40170300)                  (2,311,999)      (2,311,999)            -             -               -
Amortization of Debt (40170500)               31,200,700       29,743,327     1,457,372             -               -
                                           -------------    -------------    ----------       -------           -----
Interest and Related Expenses                344,687,550      306,720,174    37,967,376             -               -
                                           -------------    -------------    ----------       -------           -----
Income before Taxes                          418,942,480      418,945,980             -       (10,000)          6,500
                                           -------------    -------------    ----------       -------           -----

Current Fed Income Taxes (60110000)           56,645,037       56,648,537             -        (3,500)              -
Current State Income Taxes (60111000)          1,733,771        1,733,771             -             -               -
Deferred Federal Income Taxes (60130000)      85,513,537       85,513,537             -             -               -
Investment Tax Credit (60133000)              (6,971,292)      (6,971,292)            -             -               -
                                           -------------    -------------    ----------       -------           -----
Taxes                                        136,921,054      136,924,554             -        (3,500)              -
                                           -------------    -------------    ----------       -------           -----
Income before Extraordinary Items            282,021,427      282,021,427             -        (6,500)          6,500
                                           -------------    -------------    ----------       -------           -----

Extraordinary Items (60150000)               977,336,477      977,336,477             -             -               -
                                           -------------    -------------    ----------       -------           -----

Annual Net Income (Loss)                    (695,315,050)    (695,315,050)            -        (6,500)          6,500
                                           =============    =============    ==========       =======           =====

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                          Consolidated                  Consolidated                                  Consolidated
                                           CenterPoint    CenterPoint   CenterPoint   CenterPoint    Consolidated  CNP - Mississippi
                                             Energy         Energy         Energy      Energy Gas     CenterPoint        River
                                            Resources      Resources     Intrastate   Transmission   Energy Field    Transmission
                                              Corp           Corp.        Holdings         Co.      Services, Inc.       Corp
                                          -------------  -------------  ------------ -------------  -------------- -----------------
Balance Sheet

Cash (10440000)                              18,506,266     15,579,210         861         708,395       273,549          93,121
Temporary Investments (10430200)            121,959,702    121,959,702           -               -             -               -
Special Deposits (10430300)                   1,515,591         17,309           -               -             -          47,500
Customers Accounts Receivable (10420110)    584,570,708     44,808,746           -       8,328,960    (2,424,444)      4,180,702
Allowance for Doubtful Accts (10420115)     (27,932,882)   (14,288,954)          -               -             -               -
Unbilled Receivables (10420116)             502,162,826    501,928,945           -               -             -               -
Current Taxes Receivable (10420127)         155,155,774    155,155,774           -               -             -               -
Other Receivables, net (10420118)            55,942,638     21,308,485       2,906       2,896,874             -               -
Accounts Receivable from Subs (10420210)    (29,848,677)     9,195,693           -      19,656,287     9,023,477       1,110,490
Interest Receivable from Subs (10420215)              -              -           -               -             -               -
Short Term Notes Rec (10330610)                 127,742        127,742           -               -             -               -
ST Notes Receivable from Subs (10330210)     41,836,000    192,104,119      10,332     159,046,582    89,011,712       3,670,397
Short Term Risk Mgt Asset (10420406)          4,211,042              -           -               -             -               -
ST Non-trading derivative(10420400)          50,219,326              -           -               -             -               -
Materials and Supplies (10410100)            25,016,581     16,912,253           -       3,365,228     2,510,627       2,228,473
Fuel Stock (10410200)                         3,909,974      3,909,974           -               -             -               -
Petroleum Products (10410300)                   139,761              -           -               -       139,761               -
Gas Stored Underground (10410400)           170,181,850    134,346,916           -           9,926             -               -
Current Deferred Tax Assets                  12,256,231     12,256,231           -               -             -               -
Broker's Margin Asset (10420419)              7,503,189              -           -               -             -               -
Total Prepaid Expenses                        8,308,237     (8,048,435)          -         264,926       223,146         124,853
Total Other Current Assets                   78,929,606        569,037           -      52,277,010             -      25,786,882
                                          -------------  -------------   ---------   -------------   -----------     -----------
Current Assets                            1,784,671,485  1,207,842,748      14,099     246,554,189    98,757,828      37,242,419
                                          -------------  -------------   ---------   -------------   -----------     -----------

Electric and gas plant (10320100)         4,162,150,125  2,411,245,676   1,973,708   1,151,980,076   318,073,196     222,639,454
Other Property(10320300)                     33,230,404     32,172,171           -         573,650             -       1,821,520
Construction Work in Progress (10320400)    100,680,710     49,183,877           -      16,476,631    23,917,743      10,404,591
                                          -------------  -------------   ---------   -------------   -----------     -----------
Property, Plant and Equipment, Gross      4,296,061,239  2,492,601,724   1,973,708   1,169,030,356   341,990,939     234,865,566
Accumulated Depreciation (10320900)        (461,978,510)  (287,262,661)   (799,864)   (104,579,781)  (26,016,294)    (21,101,728)
                                          -------------  -------------   ---------   -------------   -----------     -----------
Property, Plant and Equipment, Net        3,834,082,729  2,205,339,062   1,173,844   1,064,450,575   315,974,645     213,763,838
                                          -------------  -------------   ---------   -------------   -----------     -----------

Goodwill(10310220)                        1,740,509,927  1,008,067,973           -     430,915,384    22,148,468     147,963,795
Intangibles(10310215)                        19,719,169     19,719,169           -               -             -               -
Investments in Subsidiaries (10330100)        5,336,000  2,732,702,089           -               -             -               -
LT Notes Receivable from Subs (10330220)       (574,636)   240,875,508           -               -             -               -
Investments                                   9,628,946      9,627,946           -               -             -               -
Equity Investments                           13,462,365              -           -               -    13,462,365               -
LT_Notes_Rec(10330620)                        1,499,595         53,226           -               -             -               -
Unamort loss-reacquired debt(10640000)       65,293,232     65,293,232           -               -             -               -
Gas_purchased_in_advance(10655000)               (3,591)             -           -          (3,591)            -               -
LT Non-trading derivative (10332000)         17,681,825              -           -               -             -               -
Regulated asset(10662500)                    21,078,377     21,078,377           -               -             -               -
Intercompany LT Receivable (10625000)        18,771,934      4,296,089           -      16,081,683       428,437       1,264,568
Total Other Deferred Debits                   1,793,630     (1,297,736)          -         753,981             -       2,239,591
                                          -------------  -------------   ---------   -------------   -----------     -----------
Total Other Assets                        1,914,196,772  4,100,415,872           -     447,747,457    36,039,269     151,467,954
                                          -------------  -------------   ---------   -------------   -----------     -----------
Total Assets                              7,532,950,986  7,513,597,683   1,187,943   1,758,752,220   450,771,742     402,474,211
                                          =============  =============   =========   =============   ===========     ===========


                                         CenterPoint  CenterPoint  CenterPoint                                    CenterPoint
                                           Energy       Energy       Energy                   Minnesota    ALG      Energy
                                             Hub          Gas      Alternative    Allied     Intrastate    Gas    Intrastate
                                          Services,    Services,     Fuels,      Materials    Pipeline    Supply  Pipelines,
                                            Inc.         Inc.         Inc.      Corporation    Company      Co       Inc.
                                         -----------  -----------  -----------  -----------  -----------  ------  -----------
Balance Sheet

Cash (10440000)                               -         1,530,458       (161)        -               528    -          86,679
Temporary Investments (10430200)              -                 -          -         -                 -    -               -
Special Deposits (10430300)                   -         1,450,783          -         -                 -    -               -
Customers Accounts Receivable (10420110)      -       171,021,322    (19,545)        -                 -    -      11,606,849
Allowance for Doubtful Accts (10420115)       -                 -     50,409         -                 -    -               -
Unbilled Receivables (10420116)               -                 -     24,342         -                 -    -         209,539
Current Taxes Receivable (10420127)           -                 -          -         -                 -    -               -
Other Receivables, net (10420118)             -        27,655,206    492,522         -                 -    -               -
Accounts Receivable from Subs (10420210)      -       124,454,200     16,318         -           552,690    -      21,448,882
Interest Receivable from Subs (10420215)      -                 -          -         -                 -    -               -
Short Term Notes Rec (10330610)               -                 -          -         -                 -    -               -
ST Notes Receivable from Subs (10330210)      -       165,738,682          -         -             3,393    -      77,695,860
Short Term Risk Mgt Asset (10420406)          -         4,211,042          -         -                 -    -               -
ST Non-trading derivative(10420400)           -        50,219,326          -         -                 -    -               -
Materials and Supplies (10410100)             -                 -          -         -                 -    -               -
Fuel Stock (10410200)                         -                 -          -         -                 -    -               -
Petroleum Products (10410300)                 -                 -          -         -                 -    -               -
Gas Stored Underground (10410400)             -        35,825,007          -         -                 -    -               -
Current Deferred Tax Assets                   -                 -          -         -                 -    -               -
Broker's Margin Asset (10420419)              -         7,503,189          -         -                 -    -               -
Total Prepaid Expenses                        -        15,671,306      9,853         -                 -    -               -
Total Other Current Assets                    -                 -          -         -                 -    -               -
                                             --       -----------  ---------        --       -----------   --     -----------
Current Assets                                -       605,280,520    573,739         -           556,611    -     111,047,808
                                             --       -----------  ---------        --       -----------   --     -----------

Electric and gas plant(10320100)              -        (5,113,969) 1,266,612         -        15,162,123    -      23,310,687
Other Property(10320300)                      -                 -          -         -                 -    -               -
Construction Work in Progress(10320400)       -           544,061          -         -                 -    -         (11,111)
                                             --       -----------  ---------        --       -----------   --     -----------
Property, Plant and Equipment, Gross          -        (4,569,909) 1,266,612         -        15,162,123    -      23,299,575
Accumulated Depreciation(10320900)            -         5,985,504   (432,428)        -       (10,776,167)   -     (12,040,773)
                                             --       -----------  ---------        --       -----------   --     -----------
Property, Plant and Equipment, Net            -         1,415,596    834,184         -         4,385,956    -      11,258,802
                                             --       -----------  ---------        --       -----------   --     -----------

Goodwill(10310220)                            -       131,414,306          -         -                 -    -               -
Intangibles(10310215)                         -                 -          -         -                 -    -               -
Investments in Subsidiaries (10330100)        -                 -          -         -                 -    -               -
LT Notes Receivable from Subs (10330220)      -       160,567,703          -         -                 -    -       6,507,790
Investments                                   -             1,000          -         -                 -    -               -
Equity Investments                            -                 -          -         -                 -    -               -
LT_Notes_Rec(10330620)                        -                 -          -         -                 -    -               -
Unamort loss-reacquired debt(10640000)        -                 -          -         -                 -    -               -
Gas_purchased_in_advance(10655000)            -                 -          -         -                 -    -               -
LT Non-trading derivative (10332000)          -        17,681,825          -         -                 -    -               -
Regulated asset(10662500)                     -                 -          -         -                 -    -               -
Intercompany LT Receivable (10625000)         -         9,025,549     31,777         -                 -    9          86,955
Total Other Deferred Debits                   -           108,225          -         -                 -    -               -
                                             --       -----------  ---------        --       -----------   --     -----------
Total Other Assets                            -       318,798,609     31,777         -                 -    9       6,594,744
                                             --       -----------  ---------        --       -----------   --     -----------
Total Assets                                  -       925,494,724  1,439,701         -         4,942,566    9     128,901,354
                                             ==       ===========  =========        ==       ===========   ==     ===========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004



                                                                                                     Consolidated  Consolidated
                                            Consolidated                Consolidated   CenterPoint    CenterPoint     CNP -
                                            CenterPoint    CenterPoint   CenterPoint     Energy         Energy      Mississippi
                                              Energy         Energy        Energy          Gas           Field         River
                                             Resources      Resources    Intrastate   Transmission     Services,   Transmission
                                               Corp           Corp.       Holdings         Co.            Inc.         Corp
                                           -------------  ------------- ------------  -------------  ------------  ------------
Intercompany notes payable ST (20460200)              (0)   365,708,598      248,777              -     1,666,664         4,448
Cur portion LT Debt (20410210)               366,872,900    366,872,900            -              -             -             -
Trade accounts payable (20440100)             35,024,474     17,013,445            -      2,574,970    10,208,638        99,952
Other Payable, net                            36,052,495     21,322,987            -      3,158,871     5,873,578     1,166,510
Gas Payables (20440300)                      727,584,039    335,704,892            -        364,858    (1,435,110)            -
Intercompany accounts payable (20460100)              (0)   123,633,748        3,082     15,662,592     5,879,632     6,404,087
Intercompany interest payable (20460150)               -      1,772,136            -      1,669,281       414,151       377,859
Cur state income tax payable (20480115)       15,299,528      6,254,577            -      2,573,135     1,368,204      (456,866)
Cur foreign income tax payable (20480116)            462            462            -              -             -             -
Cur other tax payable (20480117)              62,501,955     48,861,216          565      6,427,345       999,074     1,647,714
Current FIT payable (20480110)                         0    (44,670,116)         294     (2,185,155)   (1,969,287)     (743,674)
Deferred FIT payable (20480120)                        0        (98,447)           -              -             -             -
Def state inc tax payable (20480125)                   -     (2,063,259)           -              -             -             -
Interest accrued (20480210)                   57,741,335     57,531,774            -        150,000             -        50,000
ST Risk Mgmt Liability (20480230)              4,641,416              -            -              -             -             -
ST Non-trading derivative (20480240)          26,323,220              -            -              -             -             -
Customer deposits (20510000)                  60,164,027     59,586,475            -        217,025             -       201,177
Brokers margin liability (20480360)            1,230,715              -            -              -             -             -
Regulatory Liability, Current (20480370)         427,020        427,020            -              -             -             -
Other current liabilities, net               266,696,178    197,522,601            -     47,655,655     1,134,173    15,996,584
                                           -------------  -------------  -----------  -------------  ------------  ------------
Current Liabilities                        1,660,559,763  1,555,381,009      252,718     78,268,576    24,139,716    24,747,791
                                           -------------  -------------  -----------  -------------  ------------  ------------

LT debentures (20410220)                   1,995,010,823  1,995,010,823            -              -             -             -
IC notes payable -- LT (20460300)              5,684,999    591,295,284    1,610,793    548,649,290   130,113,054    93,894,259
                                           -------------  -------------  -----------  -------------  ------------  ------------
Debt                                       2,000,695,822  2,586,306,107    1,610,793    548,649,290   130,113,054    93,894,259
                                           -------------  -------------  -----------  -------------  ------------  ------------

LT deferred FIT liability (20520000)         448,260,356     88,012,844       90,611    252,701,946    77,553,718    32,729,847
LT deferred state inc tax liab (20530000)    192,519,289    120,372,330            -     56,571,091    13,586,913     3,395,025
Inv_tax_credit (20550000)                      4,816,692      4,816,692            -              -             -             -
LTL Non-trading derivative (20575000)          6,412,438              -            -              -             -             -
Benefit Obligations                          128,536,741    107,717,710            -     10,893,906     1,354,309     1,914,142
Regulatory Liability (20594250)              433,064,392    412,490,302            -        375,971             -    20,198,119
Intercompany LT Payable (20599500)                    (0)    10,566,759        1,337      3,220,630     1,506,270       542,642
Deferred Credits                             118,766,592     96,039,935            -     11,859,426     1,603,053     5,685,361
                                           -------------  -------------  -----------  -------------  ------------  ------------
Long-term Liabilities                      1,332,376,501    840,016,572       91,948    335,622,969    95,604,264    64,465,135
                                           -------------  -------------  -----------  -------------  ------------  ------------

Minority Interest                                172,085              -      172,085              -             -             -

Capital Stock                                         10             10            -          1,000         1,000       847,000
Additional Paid-in Capital (20120000)      2,231,907,476  2,172,369,488            -  1,676,010,806    92,342,369   318,225,987
FAS133_EFF_OCI (20165000)                      1,948,573     (2,180,808)           -              -             -             -
Retained Earnings/Loss (71000000)            305,290,756    361,705,305     (939,601)  (879,800,422)  108,571,340   (99,705,961)
                                           -------------  -------------  -----------  -------------  ------------  ------------
Stockholders' Equity                       2,539,146,815  2,531,893,995     (939,601)   796,211,385   200,914,708   219,367,026
                                           -------------  -------------  -----------  -------------  ------------  ------------
Total Liabilities and Stockholders' Equity 7,532,950,986  7,513,597,683    1,187,943  1,758,752,220   450,771,742   402,474,211
                                           =============  =============  ===========  =============  ============  ============
                                          CenterPoint CenterPoint CenterPoint                                         CenterPoint
                                            Energy      Energy       Energy                  Minnesota         ALG       Energy
                                              Hub         Gas     Alternative    Allied      Intrastate        Gas     Intrastate
                                           Services,   Services,     Fuels,     Materials     Pipeline       Supply    Pipelines,
                                              Inc.       Inc.        Inc.      Corporation    Company          Co         Inc.
                                           --------- -----------  -----------  -----------  -----------      ------   -----------
Intercompany notes payable ST (20460200)        -     10,269,620   3,594,000            -      791,430         -        1,469,545
Cur portion LT Debt (20410210)                  -              -           -            -            -         -                -
Trade accounts payable (20440100)               -         43,162      70,350            -            -         9         (559,357)
Other Payable, net                              -      5,215,886       5,493            -            -         -           33,561
Gas Payables (20440300)                         -    367,300,198           -            -            -         -       25,649,201
Intercompany accounts payable (20460100)        -     65,844,224     109,894            -        7,698         -       12,359,878
Intercompany interest payable (20460150)        -      1,343,877           -            -            -         -                -
Cur state income tax payable (20480115)         -      2,547,134     (26,586)           -      825,902         -        1,133,820
Cur foreign income tax payable (20480116)       -              -           -            -            -         -                -
Cur other tax payable (20480117)                -      3,348,430        (117)           -      251,955         -          500,386
Current FIT payable (20480110)                  -        670,439     174,390       76,211       34,979         -       (1,459,972)
Deferred FIT payable (20480120)                 -         98,447           -            -            -         -                -
Def state inc tax payable (20480125)            -      2,063,259           -            -            -         -                -
Interest accrued (20480210)                     -              -           -            -            -         -            9,561
ST Risk Mgmt Liability (20480230)               -      4,641,416           -            -            -         -                -
ST Non-trading derivative (20480240)            -     26,323,220           -            -            -         -                -
Customer deposits (20510000)                    -              -           -            -            -         -          159,350
Brokers margin liability (20480360)             -      1,230,715           -            -            -         -                -
Regulatory Liability, Current (20480370)        -              -           -            -            -         -                -
Other current liabilities, net                  -      1,460,256           -            -            -         -          224,220
                                               --    -----------  ----------  -----------   ----------        --      -----------
Current Liabilities                             -    492,400,284   3,927,423       76,211    1,911,964         9       39,520,192
                                               --    -----------  ----------  -----------   ----------        --      -----------

LT debentures (20410220)                        -              -           -            -            -         -                -
IC notes payable -- LT (20460300)               -    320,462,669           -      194,437            -         -       46,949,501
                                               --    -----------  ----------  -----------   ----------        --      -----------
Debt                                            -    320,462,669           -      194,437            -         -       46,949,501
                                               --    -----------  ----------  -----------   ----------        --      -----------

LT deferred FIT liability (20520000)            -     (4,287,103)    665,670            -      482,517         -        2,225,123
LT deferred state inc tax liab (20530000)       -     (1,531,112)     89,619            -       71,827         -          311,336
Inv_tax_credit (20550000)                       -              -           -            -            -         -                -
LTL Non-trading derivative (20575000)           -      6,412,438           -            -            -         -                -
Benefit Obligations                             -      2,006,313           -            -            -         -                -
Regulatory Liability (20594250)                 -              -           -            -            -         -                -
Intercompany LT Payable (20599500)              -      6,279,759           -            -            -         -        5,446,521
Deferred Credits                                -      1,148,008       1,082    1,780,867            -         -               20
                                               --    -----------  ----------  -----------   ----------        --      -----------
Long-term Liabilities                           -     10,028,303     756,371    1,780,867      554,344         -        7,983,000
                                               --    -----------  ----------  -----------   ----------        --      -----------

Minority Interest                               -              -           -            -            -         -                -

Capital Stock                                   -          2,000           -        1,000        2,000         -            3,000
Additional Paid-in Capital (20120000)           -    183,371,673   1,305,075   34,213,337    4,085,706         -        5,238,138
FAS133_EFF_OCI (20165000)                       -      4,129,381           -            -            -         -                -
Retained Earnings/Loss (71000000)               -    (84,899,585) (4,549,169) (36,265,852)  (1,611,447)        -       29,207,524
                                               --    -----------  ----------  -----------   ----------        --      -----------
Stockholders' Equity                            -    102,603,469  (3,244,093)  (2,051,515)   2,476,259         -       34,448,662
                                               --    -----------  ----------  -----------   ----------        --      -----------
Total Liabilities and Stockholders' Equity      -    925,494,724   1,439,701            -    4,942,566         9      128,901,354
                                               ==    ===========  ==========  ===========   ==========        ==      ===========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                             Consolidated                          Consolidated                        Consolidated
                                             CenterPoint       CenterPoint          CenterPoint     CenterPoint        CenterPoint
                                               Energy            Energy               Energy        Energy Gas           Energy
                                              Resources        Resources            Intrastate     Transmission          Field
                                                Corp              Corp.              Holdings           Co.           Services, Inc.
                                             ------------     -------------        ------------    -------------      --------------
Income Statement

External Trading Revenues (30110201)           11,287,954         3,786,982                 -                 -                 -
External Gas Distribution Rev (30110202)    6,515,873,730     3,439,811,045                 -        30,150,198          (790,756)
Ext. Gas Transportation Rev (30110203)        200,115,412        16,153,811                 -        93,242,761        45,931,022
Consumer Services Revenue (30110205)          111,152,952       102,334,514                 -                 -                 -
External Other Revenues (30110206)            123,025,335        57,015,043                 -        18,239,301        21,868,412
Intercompany Gas Revenues (30120202)           19,782,714         1,514,937                 -       103,236,120        22,639,970
Intercompany Other Revenues (30120203)          2,206,594            43,500                 -        11,820,395         2,753,925
                                            -------------     -------------          --------       -----------        ----------
Total Revenues                              6,983,444,690     3,620,659,831                 -       256,688,775        92,402,574
                                            -------------     -------------          --------       -----------        ----------

Natural Gas and Fuel (30510000)             5,524,450,993     2,273,622,698                 -        25,524,736        (3,556,841)
IC Natural Gas & Fuel (30520000)                        -       364,791,533                 -        13,720,924        (5,479,396)
Operating & Administrative Expenses           729,509,624       540,819,501            12,271        10,188,963        35,797,668
IC O & M Expenses (30620000)                    2,449,595         4,494,453               594        69,039,751         4,654,448
Taxes Other Than Income (30620200)            146,890,487       128,196,503            48,700        10,786,935         2,066,635
Depreciation of Assets (30710100)             171,481,307       131,200,705           132,209        23,092,159         7,450,202
Amortization of Assets                         15,746,971        10,523,590                 -         1,461,991           882,936
                                            -------------     -------------          --------       -----------        ----------
Operating Expenses                          6,590,528,977     3,453,648,983           193,774       153,815,458        41,815,652
                                            -------------     -------------          --------       -----------        ----------
Operating Income(Loss)                        392,915,714       167,010,848          (193,774)      102,873,316        50,586,922
                                            -------------     -------------          --------       -----------        ----------

Revenue from Inv in Subs (40110200)               333,500       154,508,375                 -                 -                 -
Other Nonoperating Income                       2,879,807         3,332,844            (9,509)         (627,662)           44,472
Equity Income (30840000)                        2,098,650                 -                 -                 -         2,098,650
Gns (Losses) from Investments (40130100)         (169,208)         (169,208)                -                 -                 -
Dividend Income (40135100)                              4                 4                 -                 -                 -
Interest Revenues (40140100)                    1,496,597         1,340,874                 -               572                 -
Oth Int and Rel Rev -- Subs (40140200)          9,170,669        26,386,954                 -         8,251,094         2,223,268
                                            -------------     -------------          --------       -----------        ----------
Total Non-operating Income                     15,810,018       185,399,844            (9,509)        7,624,004         4,366,390
                                            -------------     -------------          --------       -----------        ----------
Income before Interest & Taxes                408,725,732       352,410,692          (203,283)      110,497,320        54,953,311
                                            -------------     -------------          --------       -----------        ----------

Interest Exp -- LT Debt (40170100)            168,380,674       168,380,674                 -                 -                 -
Other Interest (40170150)                       1,621,081         1,519,773                 -               592             7,042
Interest_Exp_Subs (40170200)                      356,336        47,181,023           141,332        28,396,042         4,507,137
AFUDC -- Borrowed (40170300)                   (1,790,770)       (1,071,828)                -          (266,436)         (352,873)
Amortization of Debt (40170500)                 9,617,625         9,617,625                 -                 -                 -
                                            -------------     -------------          --------       -----------        ----------
Interest and Related Expenses                 178,184,945       225,627,266           141,332        28,130,198         4,161,306
                                            -------------     -------------          --------       -----------        ----------
Income before Taxes                           230,540,787       126,783,426          (344,615)       82,367,122        50,792,005
                                            -------------     -------------          --------       -----------        ----------

Current Fed Income Taxes (60110000)            85,590,351         8,042,025           (82,221)       20,491,326         7,580,021
Current State Income Taxes (60111000)           9,774,281        (2,659,654)                -         7,831,199         1,317,883
Current Foreign Income Taxes (60120000)              (524)             (524)                -                 -                 -
Deferred Federal Income Taxes (60130000)       (1,909,628)       (7,222,910)           (1,920)        1,594,212         8,979,576
Deferred State Income Taxes (60131000)         (6,422,211)      (14,949,009)                -        11,402,105         2,356,461
Investment Tax Credit (60133000)                 (535,524)         (535,524)                -                 -                 -
                                            -------------     -------------          --------       -----------        ----------
Taxes                                          86,496,745       (17,325,596)          (84,141)       41,318,842        20,233,941
                                            -------------     -------------          --------       -----------        ----------

Min_Int_Income(60138000)                           64,980                 -            64,980                 -                 -
                                            -------------     -------------          --------       -----------        ----------
Income before Extraordinary Items             144,109,022       144,109,022          (195,494)       41,048,280        30,558,064
                                            -------------     -------------          --------       -----------        ----------
Annual Net Income (Loss)                      144,109,022       144,109,022          (195,494)       41,048,280        30,558,064
                                            =============     =============          ========       ===========        ==========

                                            Consolidated
                                                CNP -
                                             Mississippi
                                                River             CenterPoint    CenterPoint        CenterPoint          Allied
                                             Transmission         Energy Hub      Energy Gas     Energy Alternative    Materials
                                                 Corp            Services, Inc. Services, Inc.      Fuels, Inc.       Corporation
                                            -------------        -------------- --------------   ------------------   -----------
Income Statement

External Trading Revenues (30110201)                    -                 -         7,500,972                 -                 -
External Gas Distribution Rev (30110202)       20,790,642                 -     2,769,999,349                 -                 -
Ext. Gas Transportation Rev (30110203)         40,437,339                 -                 -                 -                 -
Consumer Services Revenue (30110205)            8,818,438                 -                 -                 -                 -
External Other Revenues (30110206)              1,602,586                 -           123,902         1,119,650                 -
Intercompany Gas Revenues (30120202)           13,380,050                 -       426,490,138                 -                 -
Intercompany Other Revenues (30120203)          1,269,345                 -                 -           277,199                 -
                                               ----------            ------     -------------         ---------           -------
Total Revenues                                 86,298,400                 -     3,204,114,361         1,396,850                 -
                                               ----------            ------     -------------         ---------           -------

Natural Gas and Fuel (30510000)                22,035,400                 -     3,082,038,639           174,971                 -
IC Natural Gas & Fuel (30520000)                2,370,245                 -        67,049,199                 -                 -
Operating & Administrative Expenses            (1,832,800)                -        16,982,178         1,351,769           (65,120)
IC O & M Expenses (30620000)                   30,680,425                 -         1,117,689                 -                 -
Taxes Other Than Income (30620200)              3,168,618              (272)          155,977            21,347                 -
Depreciation of Assets (30710100)               7,956,424                 -           412,747           173,067                 -
Amortization of Assets                            796,723                 -                 -                 -                 -
                                               ----------            ------     -------------         ---------           -------
Operating Expenses                             65,175,035              (272)    3,167,756,429         1,721,154           (65,120)
                                               ----------            ------     -------------         ---------           -------
Operating Income(Loss)                         21,123,364               272        36,357,932          (324,304)           65,120
                                               ----------            ------     -------------         ---------           -------

Revenue from Inv in Subs (40110200)                     -                 -                 -                 -                 -
Other Nonoperating Income                         141,207                 -            16,744                 -                 -
Equity Income (30840000)                                -                 -                 -                 -                 -
Gns (Losses) from Investments (40130100)                -                 -                 -                 -                 -
Dividend Income (40135100)                              -                 -                 -                 -                 -
Interest Revenues (40140100)                            -                 -           154,409                 9                 -
Oth Int and Rel Rev -- Subs (40140200)            409,886                 -         9,576,387                 -                 -
                                               ----------            ------     -------------         ---------           -------
Total Non-operating Income                        551,092                 -         9,747,540                 9                 -
                                               ----------            ------     -------------         ---------           -------
Income before Interest & Taxes                 21,674,457               272        46,105,472          (324,295)           65,120
                                               ----------            ------     -------------         ---------           -------

Interest Exp -- LT Debt (40170100)                      -                 -                 -                 -                 -
Other Interest (40170150)                           6,471                 -            76,815                 -                 -
Interest_Exp_Subs (40170200)                    4,438,609             6,043        14,873,025           315,284             8,536
AFUDC -- Borrowed (40170300)                      (99,633)                -                 -                 -                 -
Amortization of Debt (40170500)                         -                 -                 -                 -                 -
                                               ----------            ------     -------------         ---------           -------
Interest and Related Expenses                   4,345,446             6,043        14,949,839           315,284             8,536
                                               ----------            ------     -------------         ---------           -------
Income before Taxes                            17,329,010            (5,771)       31,155,633          (639,579)           56,584
                                               ----------            ------     -------------         ---------           -------

Current Fed Income Taxes (60110000)            10,549,910            (2,019)       12,526,312          (487,165)                -
Current State Income Taxes (60111000)              (8,156)                -         1,849,468           (26,586)                -
Current Foreign Income Taxes (60120000)                 -                 -                 -                 -                 -
Deferred Federal Income Taxes (60130000)       (3,878,715)                -        (1,317,813)          242,587                 -
Deferred State Income Taxes (60131000)         (2,576,372)                -        (2,624,348)           89,619                 -
Investment Tax Credit (60133000)                        -                 -                 -                 -                 -
                                               ----------            ------     -------------         ---------           -------
Taxes                                           4,086,667            (2,019)       10,433,619          (181,545)                -
                                               ----------            ------     -------------         ---------           -------

Min_Int_Income(60138000)                                -                 -                 -                 -                 -
                                               ----------            ------     -------------         ---------           -------
Income before Extraordinary Items              13,242,343            (3,752)       20,722,014          (458,034)           56,584
                                               ----------            ------     -------------         ---------           -------
Annual Net Income (Loss)                       13,242,343            (3,752)       20,722,014          (458,034)           56,584
                                               ==========            ======     =============         =========           =======

                                                   Minnesota                  CenterPoint
                                                  Intrastate                    Energy
                                                   Pipeline       ALG Gas     Intrastate
                                                   Company        Supply Co  Pipelines, Inc.
                                                  ----------      ---------  ---------------
Income Statement

External Trading Revenues (30110201)                      -          -                  -
External Gas Distribution Rev (30110202)                  -          -        255,913,252
Ext. Gas Transportation Rev (30110203)                    -          -          3,911,894
Consumer Services Revenue (30110205)                      -          -                  -
External Other Revenues (30110206)                        -          -                  -
Intercompany Gas Revenues (30120202)              2,775,423          -            889,396
Intercompany Other Revenues (30120203)                    -          -                  -
                                                  ---------       ----        -----------
Total Revenues                                    2,775,423          -        260,714,541
                                                  ---------       ----        -----------

Natural Gas and Fuel (30510000)                           -          -        124,691,112
IC Natural Gas & Fuel (30520000)                          -          -        121,985,883
Operating & Administrative Expenses                  74,903          -          3,143,145
IC O & M Expenses (30620000)                              -          -            276,738
Taxes Other Than Income (30620200)                   31,328          -          2,280,109
Depreciation of Assets (30710100)                    56,691          -            859,212
Amortization of Assets                               17,887          -                  -
                                                  ---------       ----        -----------
Operating Expenses                                  180,808          -        253,236,199
                                                  ---------       ----        -----------
Operating Income(Loss)                            2,594,615          -          7,478,342
                                                  ---------       ----        -----------

Revenue from Inv in Subs (40110200)                       -          -                  -
Other Nonoperating Income                                 -          -                  -
Equity Income (30840000)                                  -          -                  -
Gns (Losses) from Investments (40130100)                  -          -                  -
Dividend Income (40135100)                                -          -                  -
Interest Revenues (40140100)                              -          -                  -
Oth Int and Rel Rev -- Subs (40140200)                6,253          -          7,007,726
                                                  ---------       ----        -----------
Total Non-operating Income                            6,253          -          7,007,726
                                                  ---------       ----        -----------
Income before Interest & Taxes                    2,600,868          -         14,486,068
                                                  ---------       ----        -----------

Interest Exp -- LT Debt (40170100)                        -          -                  -
Other Interest (40170150)                                 -          -              9,566
Interest_Exp_Subs (40170200)                         69,393          -            286,621
AFUDC -- Borrowed (40170300)                              -          -                  -
Amortization of Debt (40170500)                           -          -                  -
                                                  ---------       ----        -----------
Interest and Related Expenses                        69,393          -            296,186
                                                  ---------       ----        -----------
Income before Taxes                               2,531,475          -         14,189,882
                                                  ---------       ----        -----------

Current Fed Income Taxes (60110000)                 761,315          -          5,046,122
Current State Income Taxes (60111000)               248,650          -            708,767
Current Foreign Income Taxes (60120000)                   -          -                  -
Deferred Federal Income Taxes (60130000)             34,340          -           (306,518)
Deferred State Income Taxes (60131000)                9,525          -             (8,716)
Investment Tax Credit (60133000)                          -          -                  -
                                                  ---------       ----        -----------
Taxes                                             1,053,830          -          5,439,655
                                                  ---------       ----        -----------

Min_Int_Income(60138000)                                  -          -                  -
                                                  ---------       ----        -----------
Income before Extraordinary Items                 1,477,645          -          8,750,226
                                                  ---------       ----        -----------
Annual Net Income (Loss)                          1,477,645          -          8,750,226
                                                  =========       ====        ===========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                                                      CenterPoint       Consolidated
                                                                                        Energy -         CenterPoint
                                             Arkansas                                   Illinois           Energy
                                             Louisiana     National       Arkla           Gas             Pipeline
                                              Finance      Furnace     Industries,    Transmission        Services,
                                            Corporation    Company        Inc.            Co.               Inc.
                                            -----------    --------    -----------    ------------      ------------
Balance Sheet

Cash (10440000)                                    645         923               -            430           199,614
Temporary Investments (10430200)                     -           -               -              -                 -
Special Deposits (10430300)                          -           -               -              -                 -
Customers Accounts Receivable (10420110)    (1,402,740)          -               -         45,709         1,172,945
Allowance for Doubtful Accts (10420115)       (596,534)          -               -              -          (153,886)
Unbilled Receivables (10420116)                      -           -               -              -                 -
Current Taxes Receivable (10420127)                  -           -               -              -                 -
Other Receivables, net (10420118)                    -           -               -         59,650         3,526,994
Accounts Receivable from Subs (10420210)       202,273      14,085               -        243,484        16,375,042
Interest Receivable from Subs (10420215)             -           -               -              -                 -
Short Term Notes Rec (10330610)                      -           -               -              -                 -
ST Notes Receivable from Subs (10330210)     6,345,541           -               -              -         7,491,783
Short Term Risk Mgt Asset (10420406)                 -           -               -              -                 -
ST Non-trading derivative (10420400)                 -           -               -              -                 -
Materials and Supplies (10410100)                    -           -               -              -                 -
Fuel Stock (10410200)                                -           -               -              -                 -
Petroleum Products (10410300)                        -           -               -              -                 -
Gas Stored Underground (10410400)                    -           -               -              -                 -
Current Deferred Tax Assets                          -           -               -              -                 -
Broker's Margin Asset (10420419)                     -           -               -              -                 -
Total Prepaid Expenses                               -           -               -              -            62,586
Total Other Current Assets                           -           -               -        296,676                 -
                                            ----------     -------     -----------    -----------       -----------
Current Assets                               4,549,185      15,008               -        645,949        28,675,078
                                            ----------     -------     -----------    -----------       -----------

Electric and gas plant (10320100)              193,223           -               -     10,153,497        11,265,843
Other Property (10320300)                            -           -               -              -        (1,336,937)
Construction Work in Progress (10320400)             -           -               -              -           164,918
                                            ----------     -------     -----------    -----------       -----------
Property, Plant and Equipment, Gross           193,223           -               -     10,153,497        10,093,824
Accumulated Depreciation(10320900)            (128,882)          -               -       (207,418)       (4,618,019)
                                            ----------     -------     -----------    -----------       -----------
Property, Plant and Equipment, Net              64,341           -               -      9,946,080         5,475,805
                                            ----------     -------     -----------    -----------       -----------

Goodwill (10310220)                                  -           -               -              -                 -
Intangibles (10310215)                               -           -               -              -                 -
Investments in Subsidiaries (10330100)               -           -               -              -                 -
LT Notes Receivable from Subs (10330220)             -           -               -              -                 -
Investments                                          -           -               -              -                 -
Equity Investments                                   -           -               -              -                 -
LT_Notes_Rec (10330620)                      1,446,369           -               -              -                 -
Unamort loss-reacquired debt (10640000)              -           -               -              -                 -
Gas_purchased_in_advance (10655000)                  -           -               -              -                 -
LT Non-trading derivative (10332000)                 -           -               -              -                 -
Regulated asset (10662500)                           -           -               -              -                 -
Intercompany LT Receivable (10625000)            5,975           -               -              -         3,264,942
Total Other Deferred Debits                      5,700           -               -              -           (16,130)
                                            ----------     -------     -----------    -----------       -----------
Total Other Assets                           1,458,044           -               -              -         3,248,812
                                            ----------     -------     -----------    -----------       -----------
Total Assets                                 6,071,570      15,008               -     10,592,029        37,399,695
                                            ==========     =======     ===========    ===========       ===========

                                                  CenterPoint      CenterPoint
                                                  Energy Funds      Energy Gas
                                                  Management,      Receivables,
                                                      Inc.             LLC           Eliminations
                                                 --------------    ------------     --------------
Balance Sheet

Cash (10440000)                                          31,015           1,001                  -
Temporary Investments (10430200)                              -               -                  -
Special Deposits (10430300)                                   -               -                  -
Customers Accounts Receivable (10420110)                      -     347,252,205                  -
Allowance for Doubtful Accts (10420115)                       -     (12,943,916)                 -
Unbilled Receivables (10420116)                               -               -                  -
Current Taxes Receivable (10420127)                           -               -                  -
Other Receivables, net (10420118)                             -               -                  -
Accounts Receivable from Subs (10420210)                      -               -       (232,141,597)
Interest Receivable from Subs (10420215)              5,577,304               -         (5,577,304)
Short Term Notes Rec (10330610)                               -               -                  -
ST Notes Receivable from Subs (10330210)                      -               -       (659,282,401)
Short Term Risk Mgt Asset (10420406)                          -               -                  -
ST Non-trading derivative (10420400)                          -               -                  -
Materials and Supplies (10410100)                             -               -                  -
Fuel Stock (10410200)                                         -               -                  -
Petroleum Products (10410300)                                 -               -                  -
Gas Stored Underground (10410400)                             -               -                  -
Current Deferred Tax Assets                                   -               -                  -
Broker's Margin Asset (10420419)                              -               -                  -
Total Prepaid Expenses                                        -               -                  -
Total Other Current Assets                                    -               -                  -
                                                 --------------    ------------     --------------
Current Assets                                        5,608,319     334,309,289       (897,001,302)
                                                 --------------    ------------     --------------

Electric and gas plant (10320100)                             -               -                  -
Other Property (10320300)                                     -               -                  -
Construction Work in Progress (10320400)                      -               -                  -
                                                 --------------    ------------     --------------
Property, Plant and Equipment, Gross                          -               -                  -
Accumulated Depreciation (10320900)                           -               -                  -
                                                 --------------    ------------     --------------
Property, Plant and Equipment, Net                            -               -                  -
                                                 --------------    ------------     --------------

Goodwill (10310220)                                           -               -                  -
Intangibles (10310215)                                        -               -                  -
Investments in Subsidiaries (10330100)                        -               -     (2,727,366,089)
LT Notes Receivable from Subs (10330220)          1,338,685,492               -     (1,747,211,128)
Investments                                                   -               -                  -
Equity Investments                                            -               -                  -
LT_Notes_Rec (10330620)                                       -               -                  -
Unamort loss-reacquired debt (10640000)                       -               -                  -
Gas_purchased_in_advance (10655000)                           -               -                  -
LT Non-trading derivative (10332000)                          -               -                  -
Regulated asset (10662500)                                    -               -                  -
Intercompany LT Receivable (10625000)                         -      12,943,916        (28,657,967)
Total Other Deferred Debits                                   -               -                  -
                                                 --------------    ------------     --------------
Total Other Assets                                1,338,685,492      12,943,916     (4,503,235,184)
                                                 --------------    ------------     --------------
Total Assets                                      1,344,293,811     347,253,206     (5,400,236,485)
                                                 ==============    ============     ==============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                           CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                                                       CenterPoint      Consolidated
                                                                                         Energy -       CenterPoint
                                              Arkansas                                   Illinois          Energy
                                             Louisiana     National          Arkla         Gas            Pipeline
                                              Finance      Furnace        Industries,  Transmission       Services,
                                            Corporation    Company           Inc.          Co.              Inc.
                                            -----------   -----------     -----------  ------------     ------------
Intercompany notes payable ST(20460200)               -       804,425           4,417    11,055,794                -
Cur portion LT Debt(20410210)                         -             -               -             -                -
Trade accounts payable(20440100)                      -             -               -           153        5,573,152
Other Payable, net                                    -           450               -            33        2,371,128
Gas Payables(20440300)                                -             -               -             -                -
Intercompany accounts payable (20460100)              -         5,462               -       109,160        2,149,576
Intercompany interest payable (20460150)              -             -               -             -                -
Cur state income tax payable(20480115)           41,119          (704)       (129,119)            -        1,168,911
Cur foreign income tax payable(20480116)              -             -               -             -                -
Cur other tax payable(20480117)                       -         1,629               -       (18,366)         482,125
Current FIT payable(20480110)                   (46,473)       64,155      (2,923,585)       20,095       (1,293,688)
Deferred FIT payable(20480120)                        -             -               -             -                -
Def state inc tax payable(20480125)                   -             -               -             -                -
Interest accrued(20480210)                            -             -               -             -                -
ST Risk Mgmt Liability(20480230)                      -             -               -             -                -
ST Non-trading derivative(20480240)                   -             -               -             -                -
Customer deposits(20510000)                           -             -               -             -                -
Brokers margin liability(20480360)                    -             -               -             -                -
Regulatory Liability, Current (20480370)              -             -               -             -                -
Other current liabilities, net                   46,000             -               -         2,628        2,654,061
                                            -----------   -----------     -----------  ------------     ------------
Current Liabilities                              40,645       875,417      (3,048,287)   11,169,498       13,105,265
                                            -----------   -----------     -----------  ------------     ------------

LT debentures(20410220)                               -             -               -             -                -
IC notes payable -- LT (20460300)             4,648,755             -      14,906,653             -          171,432
                                            -----------   -----------     -----------  ------------     ------------
Debt                                          4,648,755             -      14,906,653             -          171,432
                                            -----------   -----------     -----------  ------------     ------------

LT deferred FIT liability(20520000)            (142,923)     (180,973)     (1,397,050)    1,455,306       (1,649,178)
LT deferred state inc tax liab(20530000)        (44,544)            -               -             -         (303,195)
Inv_tax_credit(20550000)                              -             -               -             -                -
LTL Non-trading derivative(20575000)                  -             -               -             -                -
Benefit Obligations                                   -             -               -             -        4,650,361
Regulatory Liability (20594250)                       -             -               -             -                -
Intercompany LT Payable (20599500)                4,442             -           2,080             -                3
Deferred Credits                                      -             -               -       189,845          458,997
                                            -----------   -----------     -----------  ------------     ------------
Long-term Liabilities                          (183,025)     (180,973)     (1,394,970)    1,645,151        3,156,989
                                            -----------   -----------     -----------  ------------     ------------

Minority Interest                                     -             -               -             -                -

Capital Stock                                   250,000             -       3,000,000         1,000            1,000
Additional Paid-in Capital (20120000)           426,319    12,411,286         408,706             -        5,409,782
FAS133_EFF_OCI (20165000)                             -             -               -             -                -
Retained Earnings/Loss (71000000)               888,877   (13,090,723)    (13,872,103)   (2,223,620)      15,555,226
                                            -----------   -----------     -----------  ------------     ------------
Stockholders' Equity                          1,565,195      (679,437)    (10,463,397)   (2,222,620)      20,966,008
                                            -----------   -----------     -----------  ------------     ------------
Total Liabilities and Stockholders' Equity    6,071,570        15,007               -    10,592,029       37,399,695
                                            ===========   ===========     ===========  ============     ============



                                                CenterPoint         CenterPoint
                                                Energy Funds        Energy Gas
                                                 Management,       Receivables,
                                                    Inc.               LLC          Eliminations
                                               --------------      ------------    --------------
Intercompany notes payable ST(20460200)                     -       263,664,653      (659,282,371)
Cur portion LT Debt(20410210)                               -                 -                 -
Trade accounts payable(20440100)                            -                 -                 -
Other Payable, net                                          -                 -        (3,096,002)
Gas Payables(20440300)                                      -                 -                 -
Intercompany accounts payable (20460100)                    -                 -      (232,169,032)
Intercompany interest payable (20460150)                    -                 -        (5,577,304)
Cur state income tax payable(20480115)                      -                 -                 -
Cur foreign income tax payable(20480116)                    -                 -                 -
Cur other tax payable(20480117)                             -                 -                 -
Current FIT payable(20480110)                      54,251,387                 -                 -
Deferred FIT payable(20480120)                              -                 -                 -
Def state inc tax payable(20480125)                         -                 -                 -
Interest accrued(20480210)                                  -                 -                 -
ST Risk Mgmt Liability(20480230)                            -                 -                 -
ST Non-trading derivative(20480240)                         -                 -                 -
Customer deposits(20510000)                                 -                 -                 -
Brokers margin liability(20480360)                          -                 -                 -
Regulatory Liability, Current (20480370)                    -                 -                 -
Other current liabilities, net                              -                 -                 -
                                               --------------      ------------    --------------
Current Liabilities                                54,251,387       263,664,653      (900,124,709)
                                               --------------      ------------    --------------

LT debentures(20410220)                                     -                 -                 -
IC notes payable -- LT (20460300)                           -                 -    (1,747,211,128)
                                               --------------      ------------    --------------
Debt                                                        -                 -    (1,747,211,128)
                                               --------------      ------------    --------------

LT deferred FIT liability(20520000)                         -                 -                 -
LT deferred state inc tax liab(20530000)                    -                 -                 -
Inv_tax_credit(20550000)                                    -                 -                 -
LTL Non-trading derivative(20575000)                        -                 -                 -
Benefit Obligations                                         -                 -                 -
Regulatory Liability (20594250)                             -                 -                 -
Intercompany LT Payable (20599500)                          -         1,087,552       (28,657,996)
Deferred Credits                                            -                 -                 -
                                               --------------      ------------    --------------
Long-term Liabilities                                       -         1,087,552       (28,657,996)
                                               --------------      ------------    --------------

Minority Interest                                           -                 -                 -

Capital Stock                                               -             1,000        (4,110,000)
Additional Paid-in Capital (20120000)           1,148,567,750        82,500,000    (3,504,978,946)
FAS133_EFF_OCI (20165000)                                   -                 -                 -
Retained Earnings/Loss (71000000)                 141,474,674                 1       784,846,293
                                               --------------      ------------    --------------
Stockholders' Equity                            1,290,042,424        82,501,001    (2,724,242,653)
                                               --------------      ------------    --------------
Total Liabilities and Stockholders' Equity      1,344,293,811       347,253,206    (5,400,236,485)
                                               ==============      ============    ==============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004


                                                                                       CenterPoint      Consolidated
                                                                                         Energy -       CenterPoint
                                             Arkansas                                    Illinois          Energy
                                             Louisiana      National         Arkla         Gas            Pipeline
                                              Finance       Furnace       Industries,  Transmission       Services,
                                            Corporation     Company           Inc.          Co.              Inc.
                                            -----------   -----------     -----------  ------------     ------------
Income Statement

External Trading Revenues (30110201)                  -             -               -             -                -
External Gas Distribution Rev (30110202)              -             -               -             -                -
Ext. Gas Transportation Rev (30110203)                -             -               -       438,587                -
Consumer Services Revenue (30110205)                  -             -               -             -                -
External Other Revenues (30110206)                    -             -               -             -       23,056,440
Intercompany Gas Revenues (30120202)                  -             -               -             -                -
Intercompany Other Revenues (30120203)                -             -               -             -      102,889,740
                                            -----------   -----------     -----------  ------------     ------------
Total Revenues                                        -             -               -       438,587      125,946,180
                                            -----------   -----------     -----------  ------------     ------------

Natural Gas and Fuel (30510000)                       -             -               -       (79,722)               -
IC Natural Gas & Fuel (30520000)                      -             -               -             -                -
Operating & Administrative Expenses              30,958         8,039             115        30,326      117,853,107
IC O & M Expenses (30620000)                     33,909             -               -       398,762          384,629
Taxes Other Than Income (30620200)                5,492           650          (1,431)       12,222          117,674
Depreciation of Assets (30710100)                 1,012             -               -       146,879                -
Amortization of Assets                                -             -               -             -        2,063,844
                                            -----------   -----------     -----------  ------------     ------------
Operating Expenses                               71,371         8,689          (1,316)      508,467      120,419,255
                                            -----------   -----------     -----------  ------------     ------------
Operating Income(Loss)                          (71,371)       (8,689)          1,316       (69,880)       5,526,925
                                            -----------   -----------     -----------  ------------     ------------

Revenue from Inv in Subs (40110200)                   -             -               -             -                -
Other Nonoperating Income                             -             -               -             -          (18,289)
Equity Income (30840000)                              -             -               -             -                -
Gns (Losses) from Investments (40130100)              -             -               -             -                -
Dividend Income (40135100)                            -             -               -             -                -
Interest Revenues (40140100)                          -             -               -             -              554
Oth Int and Rel Rev -- Subs (40140200)          113,841             -               -             -          431,253
                                            -----------   -----------     -----------  ------------     ------------
Total Non-operating Income                      113,841             -               -             -          413,517
                                            -----------   -----------     -----------  ------------     ------------
Income before Interest & Taxes                   42,469        (8,689)          1,316       (69,880)       5,940,442
                                            -----------   -----------     -----------  ------------     ------------

Interest Exp -- LT Debt (40170100)                    -             -               -             -                -
Other Interest (40170150)                             -             -               -             -              823
Interest_Exp_Subs (40170200)                     25,909        60,313       1,143,079       847,953            4,654
AFUDC -- Borrowed (40170300)                          -             -               -             -                -
Amortization of Debt (40170500)                       -             -               -             -                -
                                            -----------   -----------     -----------  ------------     ------------
Interest and Related Expenses                    25,909        60,313       1,143,079       847,953            5,478
                                            -----------   -----------     -----------  ------------     ------------
Income before Taxes                              16,561       (69,002)     (1,141,763)     (917,833)       5,934,965
                                            -----------   -----------     -----------  ------------     ------------

Current Fed Income Taxes (60110000)              (2,018)      (24,150)       (399,617)     (577,605)       2,330,968
Current State Income Taxes (60111000)              (342)            -               -             -          513,051
Current Foreign Income Taxes (60120000)               -             -               -             -                -
Deferred Federal Income Taxes (60130000)          5,944             -               -       256,550         (294,961)
Deferred State Income Taxes (60131000)            5,681             -               -          (537)        (126,620)
Investment Tax Credit (60133000)                      -             -               -             -                -
                                            -----------   -----------     -----------  ------------     ------------
Taxes                                             9,265       (24,150)       (399,617)     (321,592)       2,422,438
                                            -----------   -----------     -----------  ------------     ------------

Min_Int_Income(60138000)                              -            -               -             -                -
                                            -----------   -----------     -----------  ------------     ------------
Income before Extraordinary Items                 7,296       (44,852)       (742,146)     (596,241)       3,512,527
                                            -----------   -----------     -----------  ------------     ------------
Annual Net Income (Loss)                          7,296       (44,852)       (742,146)     (596,241)       3,512,527
                                            ===========   ===========     ===========  ============     ============

                                            CenterPoint        CenterPoint
                                            Energy Funds        Energy Gas
                                            Management,        Receivables,
                                                Inc.                LLC         Eliminations
                                           --------------      ------------    --------------
Income Statement

External Trading Revenues (30110201)                    -                 -                 -
External Gas Distribution Rev (30110202)                -                 -                 -
Ext. Gas Transportation Rev (30110203)                  -                 -                 -
Consumer Services Revenue (30110205)                    -                 -                 -
External Other Revenues (30110206)                      -                 -                 -
Intercompany Gas Revenues (30120202)                    -                 -      (551,143,320)
Intercompany Other Revenues (30120203)                  -         8,655,951      (125,503,462)
                                           --------------      ------------    --------------
Total Revenues                                          -         8,655,951      (676,646,782)
                                           --------------      ------------    --------------

Natural Gas and Fuel (30510000)                         -                 -                (0)
IC Natural Gas & Fuel (30520000)                        -                 -      (564,438,389)
Operating & Administrative Expenses                29,240         5,085,361                 -
IC O & M Expenses (30620000)                        6,000                 -      (108,637,802)
Taxes Other Than Income (30620200)                      -                 -                 -
Depreciation of Assets (30710100)                       -                 -                 -
Amortization of Assets                                  -                 -                 -
                                           --------------      ------------    --------------
Operating Expenses                                 35,240         5,085,361      (673,076,191)
                                           --------------      ------------    --------------
Operating Income(Loss)                            (35,240)        3,570,591        (3,570,591)
                                           --------------      ------------    --------------

Revenue from Inv in Subs (40110200)                     -                 -      (154,174,876)
Other Nonoperating Income                               -                 -                 -
Equity Income (30840000)                                -                 -                 -
Gns (Losses) from Investments (40130100)                -                 -                 -
Dividend Income (40135100)                              -                 -                 -
Interest Revenues (40140100)                          179                 -                 -
Oth Int and Rel Rev -- Subs (40140200)         56,712,624                 -      (101,948,615)
                                           --------------      ------------    --------------
Total Non-operating Income                     56,712,803                 -      (256,123,491)
                                           --------------      ------------    --------------
Income before Interest & Taxes                 56,677,563         3,570,591      (259,694,081)
                                           --------------      ------------    --------------

Interest Exp -- LT Debt (40170100)                      -                 -                 -
Other Interest (40170150)                               -                 -                 0
Interest_Exp_Subs (40170200)                            -         3,570,590      (105,519,206)
AFUDC -- Borrowed (40170300)                            -                 -                 -
Amortization of Debt (40170500)                         -                 -                 -
                                           --------------      ------------    --------------
Interest and Related Expenses                           -         3,570,590      (105,519,206)
                                           --------------      ------------    --------------
Income before Taxes                            56,677,563                 1      (154,174,876)
                                           --------------      ------------    --------------

Current Fed Income Taxes (60110000)            19,837,147                 -                 -
Current State Income Taxes (60111000)                   -                 -                 -
Current Foreign Income Taxes (60120000)                 -                 -                 -
Deferred Federal Income Taxes (60130000)                -                 -                 -
Deferred State Income Taxes (60131000)                  -                 -                 -
Investment Tax Credit (60133000)                        -                 -                 -
                                           --------------      ------------    --------------
Taxes                                          19,837,147                 -                 -
                                           --------------      ------------    --------------

Min_Int_Income(60138000)                                -                 -                 -
                                           --------------      ------------    --------------
Income before Extraordinary Items              36,840,416                 1      (154,174,876)
                                           --------------      ------------    --------------
Annual Net Income (Loss)                       36,840,416                 1      (154,174,876)
                                           ==============      ============    ==============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                               Consolidated     CenterPoint            Pine
                                               CenterPoint         Energy             Pipeline
                                                 Energy          Intrastate         Acquisition
                                                Intrastate        Holdings,           Company,
                                                 Holdings           LLC                 LLC              Eliminations
                                               ------------     -----------         -----------          ------------
Balance Sheet

Cash (10440000)                                        861                -                 861                   -
Other Receivables, net (10420118)                    2,906                -               2,906                   -
ST Notes Receivable from Subs (10330210)            10,332           10,332                   -                   -
                                                ----------       ----------          ----------          ----------
Current Assets                                      14,099           10,332               3,767                   -
                                                ----------       ----------          ----------          ----------

Electric and gas plant (10320100)                1,973,708                -           1,973,708                   -
                                                ----------       ----------          ----------          ----------
Property, Plant and Equipment, Gross             1,973,708                -           1,973,708                   -
Accumulated Depreciation (10320900)               (799,864)               -            (799,864)                  -
                                                ----------       ----------          ----------          ----------
Property, Plant and Equipment, Net               1,173,844                -           1,173,844                   -
                                                ----------       ----------          ----------          ----------

Investments in Subsidiaries (10330100)                   -          753,102                   -            (753,102)
                                                ----------       ----------          ----------          ----------
Total Other Assets                                       -          753,102                   -            (753,102)
                                                ----------       ----------          ----------          ----------
Total Assets                                     1,187,943          763,434           1,177,611            (753,102)
                                                ==========       ==========          ==========          ==========

Intercompany notes payable ST (20460200)           248,777                -             248,777                   -
Other Payable, net                                       0                -                   -                   0
Intercompany accounts payable (20460100)             3,082                -               3,082                   -
Cur other tax payable (20480117)                       565                -                 565                   -
Current FIT payable (20480110)                         294              294                   -                   -
                                                ----------       ----------          ----------          ----------
Current Liabilities                                252,718              294             252,424                   0
                                                ----------       ----------          ----------          ----------

IC notes payable -- LT (20460300)                1,610,793        1,610,793                   -                   -
                                                ----------       ----------          ----------          ----------
Debt                                             1,610,793        1,610,793                   -                   -
                                                ----------       ----------          ----------          ----------

LT deferred FIT liability (20520000)                90,611           90,611                   -                   -
Intercompany LT Payable (20599500)                   1,337            1,337                   -                   -
                                                ----------       ----------          ----------          ----------
Long-term Liabilities                               91,948           91,948                   -                   -
                                                ----------       ----------          ----------          ----------

Minority Interest                                  172,085          172,085                   -                   -

Capital Stock                                            -                -               1,000              (1,000)
Additional Paid-in Capital (20120000)                    -                -           1,973,000          (1,973,000)
Retained Earnings/Loss (71000000)                 (939,601)      (1,111,685)         (1,048,813)          1,220,897
                                                ----------       ----------          ----------          ----------
Stockholders' Equity                              (939,601)      (1,111,685)            925,187            (753,103)
                                                ----------       ----------          ----------          ----------
Total Liabilities and Stockholders' Equity       1,187,943          763,434           1,177,611            (753,102)
                                                ==========       ==========          ==========          ==========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                               Consolidated     CenterPoint            Pine
                                               CenterPoint         Energy             Pipeline
                                                 Energy          Intrastate         Acquisition
                                                Intrastate        Holdings,           Company,
                                                 Holdings           LLC                 LLC              Eliminations
                                               ------------     -----------         -----------          ------------
Income Statement

Operating & Administrative Expenses                 12,271                -              12,271                   -
IC O & M Expenses (30620000)                           594                -                 594                   -
Taxes Other Than Income (30620200)                  48,700                -              48,700                   -
Depreciation of Assets (30710100)                  132,209                -             132,209                   -
                                                ----------       ----------          ----------            --------
Operating Expenses                                 193,774                -             193,774                   -
                                                ----------       ----------          ----------            --------
Operating Income(Loss)                            (193,774)               -            (193,774)                  -
                                                ----------       ----------          ----------            --------

Revenue from Inv in Subs (40110200)                      -         (383,006)                  -             383,006
Other Nonoperating Income                           (9,509)          (9,509)                  -                   -
                                                ----------       ----------          ----------            --------
Total Non-operating Income                          (9,509)        (392,515)                  -             383,006
                                                ----------       ----------          ----------            --------
Income before Interest & Taxes                    (203,283)        (392,515)           (193,774)            383,006
                                                ----------       ----------          ----------            --------

Interest_Exp_Subs (40170200)                       141,332          124,185              17,147                   -
                                                ----------       ----------          ----------            --------
Interest and Related Expenses                      141,332          124,185              17,147                   -
                                                ----------       ----------          ----------            --------
Income before Taxes                               (344,615)        (516,700)           (210,921)            383,006
                                                ----------       ----------          ----------            --------

Current Fed Income Taxes (60110000)                (82,221)         (82,221)                  -                   -
Deferred Federal Income Taxes (60130000)            (1,920)          (1,920)                  -                   -
                                                ----------       ----------          ----------            --------
Taxes                                              (84,141)         (84,141)                  -                   -
                                                ----------       ----------          ----------            --------

Min_Int_Income (60138000)                           64,980           64,980                   -                   -
                                                ----------       ----------          ----------            --------
Income before Extraordinary Items                 (195,494)        (367,579)           (210,921)            383,006
                                                ----------       ----------          ----------            --------
Annual Net Income (Loss)                          (195,494)        (367,579)           (210,921)            383,006
                                                ==========       ==========          ==========            ========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                                Consolidated
                                                CenterPoint      CenterPoint         CenterPoint
                                                   Energy          Energy            Energy Gas
                                                   Field            Field            Processing,
                                               Services, Inc.   Services, Inc.           Inc.              Eliminations
                                               --------------   --------------       -----------           ------------
Balance Sheet

Cash (10440000)                                      273,549          273,549                  -                     -
Customers Accounts Receivable (10420110)          (2,424,444)      (2,424,444)                 -                     -
Accounts Receivable from Subs (10420210)           9,023,477        9,023,477                  -                     -
ST Notes Receivable from Subs (10330210)          89,011,712       90,974,660                  -            (1,962,947)
Materials and Supplies (10410100)                  2,510,627        2,510,627                  -                     -
Petroleum Products (10410300)                        139,761                -            139,761                     -
Total Prepaid Expenses                               223,146          223,146                  -                     -
                                                ------------     ------------        -----------           -----------
Current Assets                                    98,757,828      100,581,014            139,761            (1,962,947)
                                                ------------     ------------        -----------           -----------

Electric and gas plant (10320100)                318,073,196      318,073,196                  -                     -
Construction Work in Progress (10320400)          23,917,743       23,917,743                  -                     -
                                                ------------     ------------        -----------           -----------
Property, Plant and Equipment, Gross             341,990,939      341,990,939                  -                     -
Accumulated Depreciation (10320900)               (26,016,294)     (26,016,294)                 -                     -
                                                ------------     ------------        -----------           -----------
Property, Plant and Equipment, Net               315,974,645      315,974,645                  -                     -
                                                ------------     ------------        -----------           -----------

Goodwill (10310220)                               22,148,468       22,148,468                  -                     -
Investments in Subsidiaries (10330100)                     -       13,508,673                  -           (13,508,673)
LT Notes Receivable from Subs (10330220)                   -       16,580,708         19,231,989           (35,812,697)
Equity Investments                                13,462,365                -         13,462,365                     -
Intercompany LT Receivable (10625000)                428,437          428,437                  -                     -
                                                ------------     ------------        -----------           -----------
Total Other Assets                                36,039,269       52,666,285         32,694,354           (49,321,370)
                                                ------------     ------------        -----------           -----------
Total Assets                                     450,771,742      469,221,944         32,834,115           (51,284,317)
                                                ============     ============        ===========           ===========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                                Consolidated
                                                CenterPoint      CenterPoint         CenterPoint
                                                   Energy          Energy            Energy Gas
                                                   Field            Field            Processing,
                                               Services, Inc.   Services, Inc.           Inc.              Eliminations
                                               --------------   --------------       -----------           ------------
Intercompany notes payable ST (20460200)           1,666,664        1,666,664          1,962,947            (1,962,947)
Trade accounts payable (20440100)                 10,208,638       10,208,638                  -                     -
Other Payable, net                                 5,873,578        5,873,578                  -                     -
Gas Payables (20440300)                           (1,435,110)      (1,435,110)                 -                     -
Intercompany accounts payable (20460100)           5,879,632        5,879,632                  -                     -
Intercompany interest payable (20460150)             414,151          414,151                  -                     -
Cur state income tax payable (20480115)            1,368,204        1,140,627            227,577                     -
Cur other tax payable (20480117)                     999,074          953,504             45,570                     -
Current FIT payable (20480110)                    (1,969,287)      (1,605,518)          (363,769)                    -
Other current liabilities, net                     1,134,173        1,134,173                  -                     -
                                                ------------     ------------        -----------           -----------
Current Liabilities                               24,139,716       24,230,339          1,872,324            (1,962,947)
                                                ------------     ------------        -----------           -----------

IC notes payable -- LT (20460300)                130,113,054      147,535,592         18,390,159           (35,812,697)
                                                ------------     ------------        -----------           -----------
Debt                                             130,113,054      147,535,592         18,390,159           (35,812,697)
                                                ------------     ------------        -----------           -----------

LT deferred FIT liability (20520000)              77,553,718       78,378,775           (825,057)                    -
LT deferred state inc tax liab (20530000)         13,586,913       13,698,897           (111,984)                    -
Benefit Obligations                                1,354,309        1,354,309                  -                     -
Intercompany LT Payable (20599500)                 1,506,270        1,506,270                  -                     -
Deferred Credits                                   1,603,053        1,603,053                  -                     -
                                                ------------     ------------        -----------           -----------
Long-term Liabilities                             95,604,264       96,541,305           (937,041)                    -
                                                ------------     ------------        -----------           -----------

Capital Stock                                          1,000            1,000                  -                     -
Additional Paid-in Capital (20120000)             92,342,369       92,342,369         11,481,021           (11,481,021)
Retained Earnings/Loss (71000000)                108,571,340      108,571,340          2,027,652            (2,027,652)
                                                ------------     ------------        -----------           -----------
Stockholders' Equity                             200,914,708      200,914,708         13,508,673           (13,508,673)
                                                ------------     ------------        -----------           -----------
Total Liabilities and Stockholders' Equity       450,771,742      469,221,944         32,834,115           (51,284,317)
                                                ============     ============        ===========           ===========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                                Consolidated
                                                CenterPoint      CenterPoint         CenterPoint
                                                   Energy          Energy            Energy Gas
                                                   Field            Field            Processing,
                                               Services, Inc.   Services, Inc.           Inc.              Eliminations
                                               --------------   --------------       -----------           ------------
Income Statement

External Gas Distribution Rev (30110202)            (790,756)        (790,756)                 -                     -
Ext. Gas Transportation Rev (30110203)            45,931,022       45,931,022                  -                     -
External Other Revenues (30110206)                21,868,412       15,772,292          6,096,120                     -
Intercompany Gas Revenues (30120202)              22,639,970       22,639,970                  -                     -
Intercompany Other Revenues (30120203)             2,753,925        2,753,925            413,973              (413,973)
                                                ------------     ------------        -----------           -----------
Total Revenues                                    92,402,574       86,306,454          6,510,093              (413,973)
                                                ------------     ------------        -----------           -----------

Natural Gas and Fuel (30510000)                   (3,556,841)      (6,786,668)         3,229,827                     -
IC Natural Gas & Fuel (30520000)                  (5,479,396)      (5,883,927)           818,505              (413,973)
Operating & Administrative Expenses               35,797,668       35,797,668                  -                     -
IC O & M Expenses (30620000)                       4,654,448        4,654,448                  -                     -
Taxes Other Than Income (30620200)                 2,066,635        2,021,065             45,570                     -
Depreciation of Assets (30710100)                  7,450,202        7,450,202                  -                     -
Amortization of Assets                               882,936          882,936                  -                     -
                                                ------------     ------------        -----------           -----------
Operating Expenses                                41,815,652       38,135,724          4,093,902              (413,973)
                                                ------------     ------------        -----------           -----------
Operating Income(Loss)                            50,586,922       48,170,730          2,416,192                     -
                                                ------------     ------------        -----------           -----------

Revenue from Inv in Subs (40110200)                        -        2,799,370                  -            (2,799,370)
Other Nonoperating Income                             44,472           44,472                  -                     -
Equity Income (30840000)                           2,098,650                -          2,098,650                     -
Oth Int and Rel Rev -- Subs (40140200)             2,223,268        2,223,268                  -                     -
                                                ------------     ------------        -----------           -----------
Total Non-operating Income                         4,366,390        5,067,110          2,098,650            (2,799,370)
                                                ------------     ------------        -----------           -----------
Income before Interest & Taxes                    54,953,311       53,237,840          4,514,842            (2,799,370)
                                                ------------     ------------        -----------           -----------

Other Interest (40170150)                              7,042            7,042                  -                     -
Interest_Exp_Subs (40170200)                       4,507,137        4,385,397            121,740                     -
AFUDC -- Borrowed (40170300)                        (352,873)        (352,873)                 -                     -
                                                ------------     ------------        -----------           -----------
Interest and Related Expenses                      4,161,306        4,039,566            121,740                     -
                                                ------------     ------------        -----------           -----------
Income before Taxes                               50,792,005       49,198,274          4,393,101            (2,799,370)
                                                ------------     ------------        -----------           -----------

Current Fed Income Taxes (60110000)                7,580,021        6,228,473          1,351,548                     -
Current State Income Taxes (60111000)              1,317,883        1,139,073            178,810                     -
Deferred Federal Income Taxes (60130000)           8,979,576        8,823,767            155,809                     -
Deferred State Income Taxes (60131000)             2,356,461        2,448,897            (92,436)                    -
                                                ------------     ------------        -----------           -----------
Taxes                                             20,233,941       18,640,210          1,593,731                     -
                                                ------------     ------------        -----------           -----------
Income before Extraordinary Items                 30,558,064       30,558,064          2,799,370            (2,799,370)
                                                ------------     ------------        -----------           -----------
Annual Net Income (Loss)                          30,558,064       30,558,064          2,799,370            (2,799,370)
                                                ============     ============        ===========           ===========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                                   Consolidated
                                                       CNP -             CNP -             CenterPoint
                                                    Mississippi       Mississippi            Energy
                                                      River              River                 MRT
                                                   Transmission       Transmission          Services
                                                   Corporation            Corp               Company         Eliminations
                                                   ------------       ------------         -----------       ------------
Balance Sheet

Cash (10440000)                                          93,121             93,121                   -                  -
Special Deposits (10430300)                              47,500             47,500                   -                  -
Customers Accounts Receivable (10420110)              4,180,702          4,180,702                   -                  -
Accounts Receivable from Subs (10420210)              1,110,490          1,110,490                   -                  -
ST Notes Receivable from Subs (10330210)              3,670,397          3,670,397                   -                  -
Materials and Supplies (10410100)                     2,228,473          2,228,473                   -                  -
Total Prepaid Expenses                                  124,853            124,853                   -                  -
Total Other Current Assets                           25,786,882         25,786,882                   -                  -
                                                   ------------       ------------         -----------       ------------
Current Assets                                       37,242,419         37,242,419                   -                  -
                                                   ------------       ------------         -----------       ------------

Electric and gas plant (10320100)                   222,639,454        215,158,103           7,481,351                  -
Other Property (10320300)                             1,821,520          1,821,520                   -                  -
Construction Work in Progress (10320400)             10,404,591         10,404,591                   -                  -
                                                   ------------       ------------         -----------       ------------
Property, Plant and Equipment, Gross                234,865,566        227,384,215           7,481,351                  -
Accumulated Depreciation (10320900)                 (21,101,728)       (19,324,127)         (1,777,601)                 -
                                                   ------------       ------------         -----------       ------------
Property, Plant and Equipment, Net                  213,763,838        208,060,088           5,703,750                  -
                                                   ------------       ------------         -----------       ------------

Goodwill (10310220)                                 147,963,795        147,963,795                   -                  -
Investments in Subsidiaries (10330100)                        -            933,454                   -           (933,454)
Intercompany LT Receivable (10625000)                 1,264,568            954,081             310,487                  -
Total Other Deferred Debits                           2,239,591          2,239,591                   -                  -
                                                   ------------       ------------         -----------       ------------
Total Other Assets                                  151,467,954        152,090,921             310,487           (933,454)
                                                   ------------       ------------         -----------       ------------
Total Assets                                        402,474,211        397,393,427           6,014,237           (933,454)
                                                   ============       ============         ===========       ============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                                   Consolidated
                                                       CNP -              CNP -            CenterPoint
                                                    Mississippi       Mississippi            Energy
                                                      River              River                 MRT
                                                   Transmission       Transmission          Services
                                                   Corporation            Corp               Company         Eliminations
                                                   ------------       ------------         -----------       ------------
Intercompany notes payable ST (20460200)                  4,448              4,448                   -                  -
Trade accounts payable (20440100)                        99,952             99,952                   -                  -
Other Payable, net                                    1,166,510          1,166,510                   -                  -
Intercompany accounts payable (20460100)              6,404,087          6,404,087                   -                  -
Intercompany interest payable (20460150)                377,859            377,859                   -                  -
Cur state income tax payable (20480115)                (456,866)          (347,463)           (109,403)                 -
Cur other tax payable (20480117)                      1,647,714          1,647,714                   -                  -
Current FIT payable (20480110)                         (743,674)          (751,830)              8,156                  -
Interest accrued (20480210)                              50,000             50,000                   -                  -
Customer deposits (20510000)                            201,177            201,177                   -                  -
Other current liabilities, net                       15,996,584         15,996,584                   -                  -
                                                   ------------       ------------         -----------       ------------
Current Liabilities                                  24,747,791         24,849,037            (101,246)                 -
                                                   ------------       ------------         -----------       ------------

IC notes payable -- LT (20460300)                    93,894,259         89,755,779           4,138,480                  -
                                                   ------------       ------------         -----------       ------------
Debt                                                 93,894,259         89,755,779           4,138,480                  -
                                                   ------------       ------------         -----------       ------------

LT deferred FIT liability (20520000)                 32,729,847         31,966,971             762,876                  -
LT deferred state inc tax liab (20530000)             3,395,025          3,199,812             195,213                  -
Benefit Obligations                                   1,914,142          1,914,142                   -                  -
Regulatory Liability (20594250)                      20,198,119         20,198,119                   -                  -
Intercompany LT Payable (20599500)                      542,642            534,754               7,888                  -
Deferred Credits                                      5,685,361          5,607,787              77,574                  -
                                                   ------------       ------------         -----------       ------------
Long-term Liabilities                                64,465,135         63,421,584           1,043,551                  -
                                                   ------------       ------------         -----------       ------------

Capital Stock                                           847,000            847,000               1,000             (1,000)
Additional Paid-in Capital (20120000)               318,225,987        318,225,987                   -                  -
Retained Earnings/Loss (71000000)                   (99,705,961)       (99,705,961)            932,454           (932,454)
                                                   ------------       ------------         -----------       ------------
Stockholders' Equity                                219,367,026        219,367,026             933,454           (933,454)
                                                   ------------       ------------         -----------       ------------
Total Liabilities and Stockholders' Equity          402,474,211        397,393,427           6,014,237           (933,454)
                                                   ============       ============         ===========       ============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                            Consolidated CNP -
                                            Mississippi River    CNP - Mississippi   CenterPoint Energy
                                               Transmission     River Transmission      MRT Services
                                               Corporation             Corp               Company         Eliminations
                                            ------------------  ------------------   ------------------   ------------
Income Statement

External Gas Distribution Rev (30110202)        20,790,642         20,790,642                  -                  -
Ext. Gas Transportation Rev (30110203)          40,437,339         40,437,339                  -                  -
Consumer Services Revenue (30110205)             8,818,438          8,818,438                  -                  -
External Other Revenues (30110206)               1,602,586          1,292,291            310,295                  -
Intercompany Gas Revenues (30120202)            13,380,050         13,380,050                  -                  -
Intercompany Other Revenues (30120203)           1,269,345          1,269,345                  -                  -
                                                ----------         ----------           --------            -------
Total Revenues                                  86,298,400         85,988,105            310,295                  -
                                                ----------         ----------           --------            -------

Natural Gas and Fuel (30510000)                 22,035,400         22,035,400                  -                  -
IC Natural Gas & Fuel (30520000)                 2,370,245          2,370,245                  -                  -
Operating & Administrative Expenses             (1,832,800)        (1,833,005)               205                  -
IC O & M Expenses (30620000)                    30,680,425         30,680,425                  -                  -
Taxes Other Than Income (30620200)               3,168,618          3,161,708              6,910                  -
Depreciation of Assets (30710100)                7,956,424          7,763,582            192,842                  -
Amortization of Assets                             796,723            796,723                  -                  -
                                                ----------         ----------           --------            -------
Operating Expenses                              65,175,035         64,975,078            199,958                  -
                                                ----------         ----------           --------            -------
Operating Income(Loss)                          21,123,364         21,013,027            110,337                  -
                                                ----------         ----------           --------            -------

Revenue from Inv in Subs (40110200)                      -           (112,337)                 -            112,337
Other Nonoperating Income                          141,207            141,207                  -                  -
Oth Int and Rel Rev -- Subs (40140200)             409,886            409,886                  -                  -
                                                ----------         ----------           --------            -------
Total Non-operating Income                         551,092            438,755                  -            112,337
                                                ----------         ----------           --------            -------
Income before Interest & Taxes                  21,674,457         21,451,782            110,337            112,337
                                                ----------         ----------           --------            -------

Other Interest (40170150)                            6,471              6,455                 16                  -
Interest_Exp_Subs (40170200)                     4,438,609          4,124,248            314,361                  -
AFUDC -- Borrowed (40170300)                       (99,633)           (99,633)                 -                  -
                                                ----------         ----------           --------            -------
Interest and Related Expenses                    4,345,446          4,031,070            314,376                  -
                                                ----------         ----------           --------            -------
Income before Taxes                             17,329,010         17,420,712           (204,039)           112,337
                                                ----------         ----------           --------            -------

Current Fed Income Taxes (60110000)             10,549,910         10,574,854            (24,944)                 -
Current State Income Taxes (60111000)               (8,156)               246             (8,402)                 -
Deferred Federal Income Taxes (60130000)        (3,878,715)        (3,843,294)           (35,421)                 -
Deferred State Income Taxes (60131000)          (2,576,372)        (2,553,437)           (22,935)                 -
                                                ----------         ----------           --------            -------
Taxes                                            4,086,667          4,178,369            (91,702)                 -
                                                ----------         ----------           --------            -------
Income before Extraordinary Items               13,242,343         13,242,343           (112,337)           112,337
                                                ----------         ----------           --------            -------
Annual Net Income (Loss)                        13,242,343         13,242,343           (112,337)           112,337
                                                ==========         ==========           ========            =======

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                              Consolidated        CenterPoint Energy
                                           CenterPoint Energy     Pipeline Services, CenterPoint Energy
                                          Pipeline Services Inc.        Inc.              OQ, LLC        Eliminations
                                          ----------------------  ------------------ ------------------  ------------
Balance Sheet

Cash (10440000)                                    199,614            199,453                161                 -
Temporary Investments (10430200)                         -                  -                  -                 -
Special Deposits (10430300)                              -                  -                  -                 -
Customers Accounts Receivable (10420110)         1,172,945          1,172,945                  -                 -
Allowance for Doubtful Accts (10420115)           (153,886)          (153,886)                 -                 -
Unbilled Receivables (10420116)                          -                  -                  -                 -
Current Taxes Receivable (10420127)                      -                  -                  -                 -
Other Receivables, net (10420118)                3,526,994          3,526,994                  -                 -
Accounts Receivable from Subs (10420210)        16,375,042         16,375,042             47,602           (47,602)
Interest Receivable from Subs (10420215)                 -                  -                  -                 -
Short Term Notes Rec (10330610)                          -                  -                  -                 -
ST Notes Receivable from Subs (10330210)         7,491,783          7,105,783            386,000                 -
Short Term Risk Mgt Asset (10420406)                     -                  -                  -                 -
ST Non-trading derivative(10420400)                      -                  -                  -                 -
Materials and Supplies (10410100)                        -                  -                  -                 -
Fuel Stock (10410200)                                    -                  -                  -                 -
Petroleum Products (10410300)                            -                  -                  -                 -
Gas Stored Underground (10410400)                        -                  -                  -                 -
Current Deferred Tax Assets                              -                  -                  -                 -
Broker's Margin Asset (10420419)                         -                  -                  -                 -
Total Prepaid Expenses                              62,586             62,586                  -                 -
Total Other Current Assets                               -                  -                  -                 -
                                                ----------         ----------        -----------           -------
Current Assets                                  28,675,078         28,288,917            433,763           (47,602)
                                                ----------         ----------        -----------           -------

Electric and gas plant(10320100)                11,265,843         11,265,843                  -                 -
Other Property(10320300)                        (1,336,937)        (1,336,937)                 -                 -
Construction Work in Progress(10320400)            164,918            164,918                  -                 -
                                                ----------         ----------        -----------           -------
Property, Plant and Equipment, Gross            10,093,824         10,093,824                  -                 -
Accumulated Depreciation(10320900)              (4,618,019)        (4,618,019)                 -                 -
                                                ----------         ----------        -----------           -------
Property, Plant and Equipment, Net               5,475,805          5,475,805                  -                 -
                                                ----------         ----------        -----------           -------

Goodwill(10310220)                                       -                  -                  -                 -
Intangibles(10310215)                                    -                  -                  -                 -
Investments in Subsidiaries (10330100)                   -            524,987                  -          (524,987)
LT Notes Receivable from Subs (10330220)                 -                  -                  -                 -
Investments                                              -                  -                  -                 -
Equity Investments                                       -                  -                  -                 -
LT_Notes_Rec(10330620)                                   -                  -                  -                 -
Unamort loss-reacquired debt(10640000)                   -                  -                  -                 -
Gas_purchased_in_advance(10655000)                       -                  -                  -                 -
LT Non-trading derivative (10332000)                     -                  -                  -                 -
Regulated asset(10662500)                                -                  -                  -                 -
Intercompany LT Receivable (10625000)            3,264,942          3,264,939                  3                 -
Total Other Deferred Debits                        (16,130)           (16,130)                 -                 -
                                                ----------         ----------        -----------          --------
Total Other Assets                               3,248,812          3,773,795                  3          (524,987)
                                                ----------         ----------        -----------          --------
Total Assets                                    37,399,695         37,538,517            433,766          (572,588)
                                                ==========         ==========        ===========          ========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                              Consolidated        CenterPoint Energy
                                           CenterPoint Energy     Pipeline Services, CenterPoint Energy
                                          Pipeline Services Inc.        Inc.              OQ, LLC        Eliminations
                                          ----------------------  ------------------ ------------------  ------------
Intercompany notes payable ST(20460200)                    -                  -                  -                  -
Cur portion LT Debt(20410210)                              -                  -                  -                  -
Trade accounts payable(20440100)                   5,573,152          5,573,152                  -                  -
Other Payable, net                                 2,371,128          2,371,128                  -                  -
Gas Payables(20440300)                                     -                  -                  -                  -
Intercompany accounts payable (20460100)           2,149,576          2,197,177                  -            (47,602)
Intercompany interest payable (20460150)                   -                  -                  -                  -
Cur state income tax payable(20480115)             1,168,911          1,165,628              3,283                  -
Cur foreign income tax payable(20480116)                   -                  -                  -                  -
Cur other tax payable(20480117)                      482,125            482,125                  -                  -
Current FIT payable(20480110)                     (1,293,688)        (1,276,427)           (17,261)                 -
Deferred FIT payable(20480120)                             -                  -                  -                  -
Def state inc tax payable(20480125)                        -                  -                  -                  -
Interest accrued(20480210)                                 -                  -                  -                  -
ST Risk Mgmt Liability(20480230)                           -                  -                  -                  -
ST Non-trading derivative(20480240)                        -                  -                  -                  -
Customer deposits(20510000)                                -                  -                  -                  -
Brokers margin liability(20480360)                         -                  -                  -                  -
Regulatory Liability, Current (20480370)                   -                  -                  -                  -
Other current liabilities, net                     2,654,061          2,654,061                  -                  -
                                                  ----------         ----------            -------            -------
Current Liabilities                               13,105,265         13,166,845            (13,978)           (47,602)
                                                  ----------         ----------            -------            -------

LT debentures(20410220)                                    -                  -                  -                  -
IC notes payable -- LT (20460300)                    171,432                  -            171,432                  -
                                                  ----------         ----------            -------            -------
Debt                                                 171,432                  -            171,432                  -
                                                  ----------         ----------            -------            -------

LT deferred FIT liability(20520000)               (1,649,178)        (1,415,460)          (233,718)                 -
LT deferred state inc tax liab(20530000)            (303,195)          (288,235)           (14,960)                 -
Inv_tax_credit(20550000)                                   -                  -                  -                  -
LTL Non-trading derivative(20575000)                       -                  -                  -                  -
Benefit Obligations                                4,650,361          4,650,361                  -                  -
Regulatory Liability (20594250)                            -                  -                  -                  -
Intercompany LT Payable (20599500)                         3                  -                  3                  -
Deferred Credits                                     458,997            458,997                  -                  -
                                                  ----------         ----------            -------            -------
Long-term Liabilities                              3,156,989          3,405,664           (248,675)                 -
                                                  ----------         ----------            -------            -------

Minority Interest                                          -                  -                  -                  -
Capital Stock                                          1,000              1,000              1,000             (1,000)
Additional Paid-in Capital (20120000)              5,409,782          5,409,782             73,605            (73,605)
FAS133_EFF_OCI (20165000)                                  -                  -                  -                  -
Retained Earnings/Loss (71000000)                 15,555,226         15,555,226            450,382           (450,382)
                                                  ----------         ----------            -------            -------
Stockholders' Equity                              20,966,008         20,966,008            524,987           (524,987)
                                                  ----------         ----------            -------            -------
Total Liabilities and Stockholders' Equity        37,399,695         37,538,517            433,766           (572,588)
                                                  ==========         ==========            =======            =======

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                 December 2004

                                              Consolidated        CenterPoint Energy
                                           CenterPoint Energy     Pipeline Services, CenterPoint Energy
                                          Pipeline Services Inc.        Inc.              OQ, LLC        Eliminations
                                          ----------------------  ------------------ ------------------  ------------
Income Statement

External Trading Revenues (30110201)                      -                   -                   -                   -
External Gas Distribution Rev (30110202)                  -                   -                   -                   -
Ext. Gas Transportation Rev (30110203)                    -                   -                   -                   -
Consumer Services Revenue (30110205)                      -                   -                   -                   -
External Other Revenues (30110206)               23,056,440          22,887,928             168,512                   -
Intercompany Gas Revenues (30120202)                      -                   -                   -                   -
Intercompany Other Revenues (30120203)          102,889,740         102,889,740                   -                   -
                                                -----------         -----------             -------            --------
Total Revenues                                  125,946,180         125,777,668             168,512                   -
                                                -----------         -----------             -------            --------

Natural Gas and Fuel (30510000)                           -                   -                   -                   -
IC Natural Gas & Fuel (30520000)                          -                   -                   -                   -
Operating & Administrative Expenses             117,853,107         117,837,603              15,504                   -
IC O & M Expenses (30620000)                        384,629             384,629                   -                   -
Taxes Other Than Income (30620200)                  117,674             117,674                   -                   -
Depreciation of Assets (30710100)                         -                   -                   -                   -
Amortization of Assets                            2,063,844           2,063,844                   -                   -
                                                -----------         -----------             -------            --------
Operating Expenses                              120,419,255         120,403,751              15,504                   -
                                                -----------         -----------             -------            --------
Operating Income(Loss)                            5,526,925           5,373,918             153,008                   -
                                                -----------         -----------             -------            --------

Revenue from Inv in Subs (40110200)                       -             123,323                   -            (123,323)
Other Nonoperating Income                           (18,289)            (18,289)                  -                   -
Equity Income (30840000)                                  -                   -                   -                   -
Gns (Losses) from Investments (40130100)                  -                   -                   -                   -
Dividend Income (40135100)                                -                   -                   -                   -
Interest Revenues (40140100)                            554                 554                   -                   -
Oth Int and Rel Rev -- Subs (40140200)              431,253             412,462              18,791                   -
                                                -----------         -----------             -------            --------
Total Non-operating Income                          413,517             518,049              18,791            (123,323)
                                                -----------         -----------             -------            --------
Income before Interest & Taxes                    5,940,442           5,891,966             171,799            (123,323)
                                                -----------         -----------             -------            --------

Interest Exp -- LT Debt (40170100)                        -                   -                   -                   -
Other Interest (40170150)                               823                 823                   -                   -
Interest_Exp_Subs (40170200)                          4,654               4,654                   -                   -
AFUDC -- Borrowed (40170300)                              -                   -                   -                   -
Amortization of Debt (40170500)                           -                   -                   -                   -
                                                -----------         -----------             -------            --------
Interest and Related Expenses                         5,478               5,478                   -                   -
                                                -----------         -----------             -------            --------
Income before Taxes                               5,934,965           5,886,489             171,799            (123,323)
                                                -----------         -----------             -------            --------

Current Fed Income Taxes (60110000)               2,330,968           2,149,389             181,579                   -
Current State Income Taxes (60111000)               513,051             516,039              (2,988)                  -
Current Foreign Income Taxes (60120000)                   -                   -                   -                   -
Deferred Federal Income Taxes (60130000)           (294,961)           (179,806)           (115,155)                  -
Deferred State Income Taxes (60131000)             (126,620)           (111,660)            (14,960)                  -
Investment Tax Credit (60133000)                          -                   -                   -                   -
                                                -----------         -----------             -------            --------
Taxes                                             2,422,438           2,373,962              48,476                   -
                                                -----------         -----------             -------            --------

Min_Int_Income(60138000)                                  -                   -                   -                   -
                                                -----------         -----------             -------            --------
Income before Extraordinary Items                 3,512,527           3,512,527             123,323            (123,323)
                                                -----------         -----------             -------            --------
Annual Net Income (Loss)                          3,512,527           3,512,527             123,323            (123,323)
                                                ===========         ===========             =======            ========

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                            CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004


                                          Consolidated Texas         Texas Genco        Texas Genco GP,     Texas Genco LP,
                                          Genco Holdings, Inc.      Holdings, Inc.            LLC                 LLC
                                          --------------------      --------------      ---------------     ---------------
Balance Sheet

Cash (10440000)                                          0            41,635,067                 976                1,808
Temporary Investments (10430200)                         -                     -                   -                    -
Other Receivables, net (10420118)                        0           (42,035,677)            135,000                    -
Accounts Receivable from Subs (10420210)                 0               376,889                   -                    -
ST Notes Receivable from Subs (10330210)                 -            (1,315,000)                  -                    -
Materials and Supplies (10410100)                       (0)                    -                   -                    -
Total Prepaid Expenses                                   -                     -                   -                    -
Cur Assets From Disco Ops(10450000)            124,024,793                     -                   -                    -
                                             -------------           -----------           ---------          -----------
Current Assets                                 124,024,793            (1,338,722)            135,976                1,808
                                             -------------           -----------           ---------          -----------

Electric and gas plant(10320100)                         0                     -                   -                    -
Nuclear Plant(10320200)                                  -                     -                   -                    -
Construction Work in Progress(10320400)                  0                     -                   -                    -
                                             -------------           -----------           ---------          -----------
Property, Plant and Equipment, Gross                     0                     -                   -                    -
Accumulated Depreciation(10320900)                      (0)                   (0)                  -                    -
                                             -------------           -----------           ---------          -----------
Property, Plant and Equipment, Net                       0                    (0)                  -                    -
                                             -------------           -----------           ---------          -----------

Intangibles(10310215)                                    -                     -                   -                    -
Investments in Subsidiaries (10330100)                   -           391,085,457           3,911,687          387,256,971
Unamort loss-reacquired debt(10640000)                   -                     -                   -                    -
Restricted Cash(10330319)                                -                     -                   -                    -
Intercompany LT Receivable (10625000)                    0              (782,668)                  -                    -
Total Other Deferred Debits                              0                     -                   -                    -
Net LTA from Disco Ops(10681000)               944,315,908            34,539,370                   -                    -
                                             -------------           -----------           ---------          -----------
Total Other Assets                             944,315,908           424,842,159           3,911,687          387,256,971
                                             -------------           -----------           ---------          -----------
Total Assets                                 1,068,340,701           423,503,437           4,047,664          387,258,778
                                             =============           ===========           =========          ===========

                                                                       Adjustments for
                                                                        Discontinued
                                              Texas Genco LP             Operations              Eliminations
                                              --------------           ---------------          ------------
Balance Sheet

Cash (10440000)                                    1,857,566              (43,495,417)                     -
Temporary Investments (10430200)                  22,039,000              (22,039,000)                     -
Other Receivables, net (10420118)                 70,313,096              (28,412,419)                     -
Accounts Receivable from Subs (10420210)             100,111                       (0)              (476,999)
ST Notes Receivable from Subs (10330210)           1,315,000                        -                      -
Materials and Supplies (10410100)                 27,321,646              (27,321,646)                     -
Total Prepaid Expenses                             1,154,033               (1,154,033)                     -
Cur Assets From Disco Ops(10450000)                        -              124,024,793                      -
                                              --------------           --------------           ------------
Current Assets                                   124,100,452                1,602,277               (476,999)
                                              --------------           --------------           ------------

Electric and gas plant(10320100)               2,698,062,873           (2,698,062,873)                     -
Nuclear Plant(10320200)                          368,505,180             (368,505,180)                     -
Construction Work in Progress(10320400)            4,361,395               (4,361,395)                     -
                                              --------------           --------------           ------------
Property, Plant and Equipment, Gross           3,070,929,447           (3,070,929,447)                     -
Accumulated Depreciation(10320900)            (2,596,702,443)           2,596,702,444                      -
                                              --------------           --------------           ------------
Property, Plant and Equipment, Net               474,227,004             (474,227,004)                     -
                                              --------------           --------------           ------------

Intangibles(10310215)                              1,082,847               (1,082,847)                     -
Investments in Subsidiaries (10330100)                     -                        -           (782,254,115)
Unamort loss-reacquired debt(10640000)               (37,620)                  37,620                      0
Restricted Cash(10330319)                        191,199,712             (191,199,712)                     -
Intercompany LT Receivable (10625000)                782,668                        0                      -
Total Other Deferred Debits                      216,338,227             (216,338,227)                     -
Net LTA from Disco Ops(10681000)                           -              909,776,538                      -
                                              --------------           --------------           ------------
Total Other Assets                               409,365,834              501,193,372           (782,254,115)
                                              --------------           --------------           ------------
Total Assets                                   1,007,693,290               28,568,646           (782,731,114)
                                              ==============           ==============           ============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                             CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                            Consolidated Texas     Texas Genco    Texas Genco GP,   Texas Genco LP,
                                            Genco Holdings, Inc.   Holdings, Inc.       LLC              LLC         Texas Genco LP
                                            --------------------   -------------- ---------------   ---------------  --------------
Intercompany notes payable ST(20460200)                     -           (139,000)         139,000                 -               -
Other Payable, net                                         (0)          (184,193)               -                 -      17,203,778
Intercompany accounts payable (20460100)                    0            168,412              264                 -         739,948
Cur other tax payable(20480117)                            (0)           (89,266)         151,090            (4,969)      8,319,995
Current FIT payable(20480110)                               -                  -                -                 -      30,295,016
Interest accrued(20480210)                                  -                  -                -                 -          60,808
Dividends accrued(20480220)                                 0              3,639                -                 -               -
Other current liabilities, net                              -            175,000                -                 -       1,265,596
Net CL from Disco Ops(20470000)                    59,230,396                  -                -                 -               -
                                                -------------      -------------      -----------    --------------   -------------
Current Liabilities                                59,230,396            (65,407)         290,354            (4,969)     57,885,141
                                                -------------      -------------      -----------    --------------   -------------

LT deferred FIT liability(20520000)                        (0)                 0                -                 -      70,032,565
Inv_tax_credit(20550000)                                    0                  -                -                 -      40,919,822
Benefit Obligations                                        (0)                 -                -                 -       4,225,724
Intercompany LT Payable (20599500)                          -           (782,668)               -                 -      59,005,565
Deferred Credits                                            0                  -                -                 -     316,209,329
Net LTL From Disco Ops(20560000)                  490,393,005                  -                -                 -               -
                                                -------------      -------------      -----------    --------------   -------------
Long-term Liabilities                             490,393,005           (782,668)               -                 -     490,393,005
                                                -------------      -------------      -----------    --------------   -------------

Capital Stock                                           1,000              1,000            1,000             1,000               -
Additional Paid-in Capital (20120000)           1,027,106,327        905,542,628      (12,438,185)    1,555,187,958     525,375,937
Treasury Stock - Associated Company              (716,080,720)      (716,080,720)               -                 -               -
Currency Translation Adjustment -- Plug                     2                  2                -                 -               -
Benefits Minimum Liab. Adj. (20185000)             (3,573,224)                 -                -                 -      (3,573,224)
Retained Earnings/Loss (71000000)                 211,263,916        234,888,603       16,194,494    (1,167,925,210)    (62,387,569)
                                                -------------      -------------      -----------    --------------   -------------
Stockholders' Equity                              518,717,301        424,351,512        3,757,309       387,263,747     459,415,144
                                                -------------      -------------      -----------    --------------   -------------
Total Liabilities and Stockholders' Equity      1,068,340,702        423,503,437        4,047,664       387,258,778   1,007,693,290
                                                =============      =============      ===========    ==============   =============
                                            Adjustments for
                                              Discontinued
                                               Operations      Eliminations
                                            ---------------    -------------
Intercompany notes payable ST(20460200)                    -                -
Other Payable, net                               (16,883,551)        (136,034)
Intercompany accounts payable (20460100)            (567,659)        (340,966)
Cur other tax payable(20480117)                   (8,376,850)               -
Current FIT payable(20480110)                    (30,295,016)               -
Interest accrued(20480210)                           (60,808)               -
Dividends accrued(20480220)                           (3,639)               -
Other current liabilities, net                    (1,440,596)               -
Net CL from Disco Ops(20470000)                   59,230,396                -
                                                ------------   --------------
Current Liabilities                                1,602,277         (477,000)
                                                ------------   --------------

LT deferred FIT liability(20520000)              (70,032,566)               -
Inv_tax_credit(20550000)                         (40,919,822)               -
Benefit Obligations                               (4,225,724)               -
Intercompany LT Payable (20599500)               (58,222,897)               -
Deferred Credits                                (316,209,329)               -
Net LTL From Disco Ops(20560000)                 490,393,005                -
                                                ------------   --------------
Long-term Liabilities                                782,667                -
                                                ------------   --------------

Capital Stock                                              -           (2,000)
Additional Paid-in Capital (20120000)           (213,943,217)  (1,732,618,794)
Treasury Stock - Associated Company                        -                -
Currency Translation Adjustment -- Plug                    0                -
Benefits Minimum Liab. Adj. (20185000)                     0                -
Retained Earnings/Loss (71000000)                240,126,918      950,366,680
                                                ------------   --------------
Stockholders' Equity                              26,183,701     (782,254,114)
                                                ------------   --------------
Total Liabilities and Stockholders' Equity        28,568,646     (782,731,113)
                                                ============   ==============

                                                                     EXHIBIT F-7
                                                              File No. 030-00360

                             CenterPoint Energy, Inc.
                       Consolidating Financial Statements
                                  December 2004

                                            Consolidated Texas     Texas Genco    Texas Genco GP,   Texas Genco LP,
                                            Genco Holdings, Inc.   Holdings, Inc.       LLC              LLC         Texas Genco LP
                                            --------------------   -------------- ---------------   ---------------  --------------
Income Statement

External Electric Revenues (30110100)                       -            260,041                -                 -               -
External Trading Revenues (30110201)                        -      1,800,104,050                -                 -     240,963,912
External Other Revenues (30110206)                          -         12,627,459                -                 -               -
                                                 ------------      -------------        ---------       -----------     -----------
Total Revenues                                              -      1,812,991,550                -                 -     240,963,912
                                                 ------------      -------------        ---------       -----------     -----------

Natural Gas and Fuel (30510000)                            (0)       910,070,738                -                 -      27,355,067
Purchase Power (30515000)                                  (0)        64,306,194                -                 -               -
IC Natural Gas & Fuel (30520000)                            -         19,782,714                -                 -               -
Operating & Administrative Expenses                         0      1,096,935,115                -            15,540      78,404,927
IC O & M Expenses (30620000)                                -          2,522,913                -                 -               -
Taxes Other Than Income (30620200)                         (0)        28,681,412           26,070               200      11,786,033
Depreciation of Assets (30710100)                          (0)        67,000,188                -                 -      17,115,649
Amortization of Assets                                      -          4,812,291                -                 -               -
                                                 ------------      -------------        ---------       -----------     -----------
Operating Expenses                                          0      2,194,111,565           26,070            15,740     134,661,675
                                                 ------------      -------------        ---------       -----------     -----------
Operating Income(Loss)                                     (0)      (381,120,015)         (26,070)          (15,740)    106,302,236
                                                 ------------      -------------        ---------       -----------     -----------

Revenue from Inv in Subs (40110200)                         -        141,068,090        1,411,143       139,703,115               -
Other Nonoperating Income                                   -          2,569,955                -                 -               -
Dividend Income (40135100)                                  -             12,765                -                 -               -
Interest Revenues (40140100)                                0          1,803,877                -                 -         928,225
Oth Int and Rel Rev -- Subs (40140200)                     (0)            69,189                2                 -           4,797
                                                 ------------      -------------        ---------       -----------     -----------
Total Non-operating Income                                  0        145,523,875        1,411,144       139,703,115         933,022
                                                 ------------      -------------        ---------       -----------     -----------
Income before Interest & Taxes                             (0)      (235,596,140)       1,385,074       139,687,375     107,235,258
                                                 ------------      -------------        ---------       -----------     -----------

Other Interest (40170150)                                   0            644,557                -                 -          12,851
Interest_Exp_Subs (40170200)                               (0)            58,707            4,360                 -               -
AFUDC -- Borrowed (40170300)                                -         (8,634,540)               -                 -        (153,865)
Capitalized Interest (40170400)                             0          5,474,525                -                 -        (134,525)
Amortization of Debt (40170500)                             0          2,341,329                -                 -         512,421
                                                 ------------      -------------        ---------       -----------     -----------
Interest and Related Expenses                               0           (115,422)           4,360                 -         236,883
                                                 ------------      -------------        ---------       -----------     -----------
Income before Taxes                                        (0)      (235,480,718)       1,380,715       139,687,375     106,998,375
                                                 ------------      -------------        ---------       -----------     -----------

Current Fed Income Taxes (60110000)                         -        662,131,517                -                 -      44,350,926
Deferred Federal Income Taxes (60130000)                   (0)      (860,062,008)               -                 -      (5,711,237)
Investment Tax Credit (60133000)                            0         (7,790,714)               -                 -      (3,396,624)
                                                 ------------      -------------        ---------       -----------     -----------
Taxes                                                      (0)      (205,721,205)               -                 -      35,243,065
                                                 ------------      -------------        ---------       -----------     -----------

Min_Int_Income(60138000)                           61,394,008         34,539,370                -                 -               -
                                                 ------------      -------------        ---------       -----------     -----------
Income before Extraordinary Items                  61,394,008          4,779,857        1,380,715       139,687,375      71,755,311
                                                 ------------      -------------        ---------       -----------     -----------

Income/Loss from Disco Ops (60140100)             265,927,068                  -                -                 -               -
Impair on assets held for sale(60140300)         (151,773,248)                 -                -                 -               -
                                                 ------------      -------------        ---------       -----------     -----------
Gain/Loss on Disposal, Net                       (151,773,248)                 -                -                 -               -
                                                 ------------      -------------        ---------       -----------     -----------
Total Discontinued Operations                     114,153,820                  -                -                 -               -
                                                 ------------      -------------        ---------       -----------     -----------
Annual Net Income (Loss)                          175,547,828          4,779,857        1,380,715       139,687,375      71,755,311
                                                 ============      =============        =========       ===========     ===========
                                            Adjustments for
                                              Discontinued
                                               Operations      Eliminations
                                            ---------------    -------------
Income Statement

External Electric Revenues (30110100)               (260,041)               -
External Trading Revenues (30110201)          (2,041,067,962)               -
External Other Revenues (30110206)               (12,627,459)               -
                                              --------------     ------------
Total Revenues                                (2,053,955,461)               -
                                              --------------     ------------

Natural Gas and Fuel (30510000)                 (937,425,804)               -
Purchase Power (30515000)                        (64,306,194)               -
IC Natural Gas & Fuel (30520000)                 (19,782,714)               -
Operating & Administrative Expenses           (1,175,355,581)               -
IC O & M Expenses (30620000)                      (2,522,913)               -
Taxes Other Than Income (30620200)               (40,493,715)               -
Depreciation of Assets (30710100)                (84,115,837)               -
Amortization of Assets                            (4,812,291)               -
                                              --------------     ------------
Operating Expenses                            (2,328,815,050)               -
                                              --------------     ------------
Operating Income(Loss)                           274,859,589                -
                                              --------------     ------------

Revenue from Inv in Subs (40110200)                        -     (282,182,348)
Other Nonoperating Income                         (2,569,955)               -
Dividend Income (40135100)                           (12,765)               -
Interest Revenues (40140100)                      (2,732,102)               -
Oth Int and Rel Rev -- Subs (40140200)               (73,987)               -
                                              --------------     ------------
Total Non-operating Income                        (5,388,809)    (282,182,348)
                                              --------------     ------------
Income before Interest & Taxes                   269,470,780     (282,182,348)
                                              --------------     ------------

Other Interest (40170150)                           (657,408)               -
Interest_Exp_Subs (40170200)                         (63,067)               -
AFUDC -- Borrowed (40170300)                       8,788,405                -
Capitalized Interest (40170400)                   (5,340,000)               -
Amortization of Debt (40170500)                   (2,853,751)               -
                                              --------------     ------------
Interest and Related Expenses                       (125,820)               -
                                              --------------     ------------
Income before Taxes                              269,596,600     (282,182,348)
                                              --------------     ------------

Current Fed Income Taxes (60110000)             (706,482,443)               -
Deferred Federal Income Taxes (60130000)         865,773,245                -
Investment Tax Credit (60133000)                  11,187,338                -
                                              --------------     ------------
Taxes                                            170,478,140                -
                                              --------------     ------------

Min_Int_Income(60138000)                          26,854,638                -
                                              --------------     ------------
Income before Extraordinary Items                125,973,098     (282,182,348)
                                              --------------     ------------

Income/Loss from Disco Ops (60140100)            265,927,068                -
Impair on assets held for sale(60140300)        (151,773,248)               -
                                              --------------     ------------
Gain/Loss on Disposal, Net                      (151,773,248)               -
                                              --------------     ------------
Total Discontinued Operations                    114,153,820                -
                                              --------------     ------------
Annual Net Income (Loss)                         240,126,918     (282,182,348)
                                              ==============     ============